                                  MENTOR FUNDS

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1996


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MENTOR FUNDS
TABLE OF CONTENTS
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                                                                                                   Page
                                                                                            ------------------
Message from the Chairman and President..................................................           1
Manager's Commentary
  Growth Portfolio.......................................................................           3
  Perpetual Global Portfolio.............................................................           7
  Capital Growth Portfolio...............................................................           11
  Strategy Portfolio.....................................................................           14
  Income and Growth Portfolio............................................................           17
  Municipal Income Portfolio.............................................................           20
  Quality Income & Short-Duration Income Portfolios......................................           24
Portfolios of Investments
  Growth Portfolio.......................................................................           28
  Perpetual Global Portfolio.............................................................           33
  Capital Growth Portfolio...............................................................           42
  Strategy Portfolio.....................................................................           44
  Income and Growth Portfolio............................................................           47
  Municipal Income Portfolio.............................................................           53
  Quality Income Portfolio...............................................................           57
  Short-Duration Income Portfolio........................................................           60
Statements of Assets and Liabilities.....................................................           62
Statements of Operations.................................................................           64
Statements of Changes in Net Assets......................................................           66
Financial Highlights.....................................................................           69
Notes to Financial Statements............................................................           80
Auditor's Report.........................................................................           96
Shareholder Information..................................................................   Inside back cover

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MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

It is our privilege to send you Mentor Funds' Annual Report for the year ended September 30, 1996.

Mentor Funds is sponsored by Mentor Investment Group, a firm that provides diversified investment services to a broad range of investors including: corporations, foundations, endowments, municipalities, public funds, and individual investors. A wide variety of investment styles are available to investors through Mentor Funds and its separately-invested portfolios. The Annual Report that follows represents eight Portfolios of Mentor Funds.

                                  MENTOR FUNDS


                                    [Graph]

Growth Portfolio--a small-to-mid-capitalization growth fund

Perpetual Global Portfolio--a global growth fund

Capital Growth Portfolio--a large-capitalization, quality growth fund

Strategy Portfolio--a tactical asset allocation high total return fund

Income and Growth Portfolio--a balanced fund

Municipal Income Portfolio--a tax-free bond fund

Quality Income Portfolio--an intermediate-term bond fund

Short-Duration Income Portfolio--a short-term bond fund

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------

Mentor Funds is designed to give you flexibility in seeking to fulfill a broad range of investment objectives. To help identify the combination of Mentor Funds that seek to meet your investment objectives, ask your Financial Consultant about WISDOM. It is an asset allocation program especially developed for Mentor Funds. It is designed to assist investors in determining personal risk/reward profiles, and suggests where to distribute specific investments among the Portfolios of Mentor Funds.

In the commentaries that follow, the management teams of Mentor Funds present their perspectives on the markets and their strategies for investing your assets. Performance information for each Portfolio, relative to the appropriate index, is also included in the reports.

Please review the information carefully. Should you have questions, please call your Financial Consultant, or call us directly, (800)382-0016. We welcome your communications.

On behalf of all of us at Mentor Investment Group, we thank you for your investment in Mentor Funds.

Sincerely,

/s/ Daniel J. Ludeman                                      /s/ Paul F. Costello
---------------------                                     ----------------------
Daniel J. Ludeman                                            Paul F. Costello
CHAIRMAN AND CEO                                               PRESIDENT


                                    [LOGO]


                               THE MENTOR MISSION
OUR MISSION IS TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

FOR MORE INFORMATION AND A PROSPECTUS FOR MENTOR FUNDS, PLEASE CALL US,
(800)382-0016, OR CONTACT YOUR FINANCIAL CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION REGARDING FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Performance for Mentor Growth Portfolio for the year ended September 30, 1996 is indicated below.

                           12 MONTHS ENDING 9/30/96*
                      TOTAL RETURN MENTOR GROWTH A SHARES

Mentor Growth         29.15%
Russell 2000 Index    13.13%
S&P Mid-Cap.          14.00%

Since inception in 1985, Mentor Growth Portfolio has maintained an emphasis on investments in small-to-mid-cap. growth companies (with market capitalizations of between $100 million and $3 billion). We search out and invest in rapidly-growing companies with earnings growth rates not yet fully reflected in their price/earnings multiples.

In our most recent letter to shareholders we noted that beginning in the third quarter of 1995 small-to-mid-cap. companies began to outperform larger capitalization stocks. This situation has continued through September 1996, with a brief interruption from June to late July, and we are encouraged that interest in companies, such as the ones in which the Growth Portfolio invests, appears far from peaking.

In the comments that follow, we discuss several aspects of small-to-mid-cap. investing.

PERFORMANCE
Investors tend to gravitate to the best-performing stock groups, and over the last year, small-cap. and mid-cap. growth companies have performed particularly well. In part such performance is a result of accelerating earnings growth. Small companies are often able to produce high rates of earnings growth by operating in niche markets. These markets tend to grow very rapidly, often regardless of the growth of the economy. Large companies, on the other hand, with their higher revenue bases, find it increasingly difficult to achieve this kind of above-average earnings growth.

PRICE/EARNING MULTIPLES
Equities achieve price performance principally from two sources: Earnings growth and price/earnings multiple expansion. Consequently one of the most important factors in searching out good investments in growth companies is to find those with P/Es that are in line with or below their earnings growth rates. Although P/Es for all classes of stocks have risen over the past year, many of the stocks in our portfolio continue to trade at P/Es well below our target of 1x their growth rate.

For companies held by the Portfolio, trailing 12-month earnings growth rates average 38%, and forward 12-month earnings growth rates (estimated by I/B/E/S)** are projected at 39%. Average price/earnings ratios for these stocks are only 26x estimated 1997 earnings. This significant discount in the Portfolio's P/E ratio, when compared to its projected earnings growth rate, is indicative of the potential value that we feel may reside within the stocks comprising the Portfolio. By comparison, the S&P 500's*** forward 12-month price/earnings multiple of 19x is well over twice its projected 12-month earnings growth rate of 7%.

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

FLOW OF FUNDS
There has been a relatively high flow of investment funds into all equity funds over the past 12 months and, with the exception of a brief respite in June and July, these flows continue to be strong. Smaller-cap. funds have benefited from a sizable portion of these flows. Through August 1996, small-cap. funds had received inflows of over $41 billion.**** Industry sources indicate that the fourth quarter may see another $20 billion invested in this market sector. At the same time, following the market correction of this past summer, many managers have been slow to reinvest funds raised, resulting in cash levels substantially higher at the end of September than they were at the market peak in May. As the market moves higher, pressures to invest these funds will intensify, creating the potential for significant price moves in small- and mid-cap. stocks.

THE ECONOMY
The slow but steady growth of the GDP over the past year has been good for growth companies in general and particularly good for smaller growth companies. Niche companies serving rapidly growing markets, such as those in the Growth Portfolio, have stood out in their ability to produce exceptional earnings results. With the economic outlook for the coming year predicted to be a continuation of this slow economic growth/low inflation environment, we believe that small growth companies may continue to perform well. Please remember that historically, small-to-mid-size companies have grown faster than larger ones, and smaller companies generally exhibit greater price volatility than larger companies.

We greatly appreciate the support of our many shareholders and look forward to serving you in the coming year.

Sincerely,
The Small/Mid-Capitalization
  Growth Management Team

   * RETURN FIGURES DO NOT INCLUDE SALES CHARGES. SEE ACCOMPANYING TABLE WITH AVERAGE ANNUAL TOTAL RETURNS. THE RUSSELL 2000 IS COMPOSED OF THE 2,000 SMALLEST STOCKS IN THE RUSSELL 3000 INDEX, A COMPOSITE OF THE 3000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION, AND REPRESENTS APPROXIMATELY 7% OF THE U.S. EQUITY MARKET. AN UNMANAGED INDEX DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF THE PORTFOLIO, WHICH INCURS EXPENSES. INVESTORS CANNOT INVEST IN THE RUSSELL 2000. THE S&P MID-CAP 400 STOCK PRICE INDEX MEASURES THE PERFORMANCE OF THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET. THE INDEX IS BASED ON 400 STOCKS CHOSEN ON THE BASIS OF MARKET SIZE (MEDIUM MARKET CAPITALIZATION OF ABOUT $885 MILLION), LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (SHARE PRICE MULTIPLIED BY NUMBER OF SHARES OUTSTANDING). THE MID-CAP INDEX WAS INTRODUCED ON JUNE 19, 1991.

  ** I/B/E/S IS INSTITUTIONAL BROKERS ESTIMATE SYSTEM, A TABULATOR AND PROVIDER
     OF INSTITUTIONAL EARNINGS ESTIMATES AND ECONOMIC FORECASTS TO THE INVESTMENT COMMUNITY.

 *** THE STANDARD & POOR'S 500 (S&P 500) INDEX IS AN UNMANAGED INDEX OF 500
     WIDELY-HELD COMPANIES AND IS REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKET IN GENERAL. AN UNMANAGED INDEX DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF THE PORTFOLIO, WHICH INCURS EXPENSES. INVESTORS CANNOT INVEST IN THE S&P 500.

**** SOURCE: INVESTMENT COMPANY INSTITUTE

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A SMALL-CAP TO MID CAP EQUITY INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~

                              [Performance Graph]


                             Class A         Russell 2,000~
                             -------         -------------
                  6/5/95    $ 9,425            $10,000
                 6/30/95      9,859             10,518
                 9/30/95     11,251             11,557
                 9/30/96     14,640+            13,076


                     Average Annual Returns as of 9/30/96
                            Including Sales Charges

                              1-Year    Since Inception++

                    Class A   21.73%         33.35%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/96.

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.~


                              [Performance Graph]



                             Class B     Russell 2,000~
                             -------     -------------
                   9/30/86   $10,000        $10,000
                  12/31/86    10,121         10,061
                  12/31/87     9,120          9,178
                  12/31/88    10,658         11,464
                  12/31/89    12,507         13,326
                  12/31/90    11,096         10,725
                  12/31/91    16,673         15,663
                  12/31/92    19,270         18,549
                  12/31/93    22,277         22,055
                  12/31/94    21,279         21,654
                  12/31/95    29,668         27,222
                   9/30/96    36,031+        30,797~

                        Average Annual Returns as of 9/30/96
                               Including Sales Charges

                          1-Year      5-Year        10-Year
            Class B        24.18%     18.17%        13.68%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000
  Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio
  Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

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MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

Over the 12-month period ended September 30, 1996 the Mentor Perpetual Global Portfolio achieved a total return, prior to sales charges, of 18.40% for A shares and 17.39% for B shares, compared with a rise of 14.20% for the MSCI World Index,* expressed in US dollars. The market value of the Portfolio increased from $19.05 million to $55.0 million over the same period.

Asset allocation weightings based on total investments held at September 30, 1996, were as follow: 31.25% US, 29.95% Europe, 14.73% Japan, 15.28% Asia, 2.27%
Latin America, and 6.03% cash.

REVIEW OF THE MARKETS

Most of the world's markets produced satisfactory returns over the 12-month period. US equities and a number of leading European exchanges reached record levels, while most Asian and Latin American markets made gains in dollar terms, as well.

Japan was a notable exception -- although the market rose over the period, virtually all these gains were lost to dollar investors through the weakness of the yen.

UNITED STATES

The economic environment remained very favorable for equities. Economic growth remained at the higher end of expectations, and inflation stayed low. Although the bond market was unsettled from time to time by fears that the Fed would tighten policy, the Fed held a steady course, so interest rates stayed low. Corporate profits continued to grow at a satisfactory rate as companies found ways to widen margins even where sales growth was lackluster. The flow of funds into stock mutual funds was enormous in most months, corporate share buy-back programs were widespread, and takeover and merger activity expanded -- all factors helping to push stock prices higher. Over the 12-month period the S&P 500 Index provided a total return of 20.70%.

EUROPE

Although near-recessionary conditions prevailed in most economies except the United Kingdom, the major markets were buoyant. For example, in US dollar terms the German DAX 30 Index rose by 13.12%, the French CAC 40 Index by 13.46%, the Italian BCI Index by 9.03%, the Swiss SBC General Index by 20.45% and the British FT All Share Index by 10.82%. Moves to meet Maastricht Treaty conditions for the European Monetary Union made continental bond yields converge on German rates, which were in any case declining as the Bundesbank responded to growing deflationary pressures within Germany and its main trading partners. The benefit of falling bond yields on equity valuations more than countered the negative impact of disappointing profits. Switzerland is outside the European Union, but here the central bank was forced to bring interest rates down to exceptionally low levels to ease upward pressure on the currency, as speculators switched from Deutschemarks to Swiss francs. As a consequence, stocks soared. Britain remains on the fringes of the European Monetary Union, but, unlike most of Europe, the British economy was strong and corporate profits were rising. Moreover, like the United States, inflation remained subdued and interest rates low.

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MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

JAPAN

The market made good gains until the end of June, before suffering a setback which saw the erosion of part of the advance. Moreover, the weakness of the yen meant that to dollar investors the market was flat over the year with the Tokyo Topix Index rising by only 0.24%. Despite economic recovery and a rebound in non-financial corporate profits, foreigners were the only consistent net buyers during the period. Private investors remained largely indifferent to the market; while banks, needing to realize stock market profits to offset losses caused by bad debts, and insurance companies, faced with a massive outflow of funds, were effectively forced sellers of shares.

ASIA

Asian markets were mixed over the period. The largest, Hong Kong, was strong, particularly late in the period as sentiment became more positive about the future course of US rates. With its currency pegged to the dollar, Hong Kong's monetary policy is effectively set by the Fed. In US dollar terms the Hang Seng Index rose by 23.36% over the year. Malaysia was strong, too, with the Kuala Lumpur Composite Index rising by 13.64% in dollar terms. Malaysian composite profit growth was strong, and improvements in the current account lessened pressure on the currency and interest rates. In contrast, corporate profits slumped in Thailand, and the current account deteriorated, causing the Bank of Thailand to increase interest rates to protect the baht. In dollar terms the Bangkok SET Index fell by 16.21%, one of the weaker performances among world markets. Singapore was weak as the heat went out of the global electronics industry, which is particularly important to the island economy. Over the year the Straits Time Index rose by only 3.63% dollar-adjusted.

LATIN AMERICA

Continued positive foreign flows were evidence that "the tequila hangover", caused by the devaluation of the Mexican peso in December 1994, had finally worn off. However, investor confidence remained somewhat fragile, and so the IFC Latin American Index made a dollar gain of only 7.49%.

MARKETS' OUTLOOK

After several years of global stock market leadership, Wall Street may well pass the baton to other major markets in the 12 months to come. Some slowdown in the economy is likely to emerge and cause corporate profit growth to falter, especially as the scope for productivity gains may be largely exhausted. Moreover, although inflationary pressures are likely to remain subdued, the Fed, having been reluctant to increase rates, may prove reluctant to decrease them as the economy initially slows. Even so, stock valuations are not so stretched that a bear market appears imminent.

In contrast, European markets should enjoy the benefits of rising corporate profits and falling rates at the same time. European corporations are, at last, facing up to the need to restructure in an environment of sluggish domestic growth and an increasingly competitive global marketplace. Meanwhile, central banks continue to strive to bring down interest rates in order to combat deflationary pressures and crisis-level unemployment.

MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

Asian stock markets also seem positioned to do well. Most markets remain below January 1994 peaks. Stock prices have perhaps been the victim of too much economic success. Rates of growth sustained at too high a level have created inflation and balance of payments problems. Moreover, with so many investment opportunities available in the real economies of Asia, surplus funds from local sources that might otherwise flow into stock markets have been in short supply. With most Asian economies decelerating somewhat, these problems will ease. After more than two years of relative underperformance, stock price valuations again appear to represent a good value by international standards.

The outlook for Japan is more problematical. At the beginning of the year, investors were offered the unusually favorable combination of record low interest rates, near-record levels of economic growth, and a powerful recovery in corporate profits after several years of decline. And yet, local investors did not buy. With economic recovery and corporate profits now visibly losing momentum, it is difficult to imagine the circumstances in the months to come which will result in the Japanese buying their own market. Although the stock market now trades at little more than half the peak levels of December 1989, it may have further yet to fall.

Please remember that investments outside the U.S. are subject to currency fluctuations, political and social instability, differing securities regulations, and different accounting standards.

All statistics are sourced from Datastream. Datastream is a subsidiary of the Primark Corporation, a $650 million provider of global financial and technology solutions (NYSE:PMK). Other Primark companies include: Disclosure Incorporated, a leading supplier of Securities and Exchange Commission filings and financial data on over 28,000 companies around the world; Worldscope/Disclosure Partners, which distributes comparable financial data on more than 12,800 companies in almost 50 countries; I/B/E/S, a premier source of analyst earnings per share forecast; Vastek, which develops investment software to manage and analyze portfolios; and TASC (The Analytical Sciences Corporation), a global provider of information technology applications.

Sincerely,
The Mentor Perpetual Global/International
  Growth Management Team

* THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN ARITHMETIC AVERAGE WEIGHTED BY MARKET VALUE, OF THE PERFORMANCE OF APPROXIMATELY 1450 SECURITIES LISTED ON THE STOCK EXCHANGES OF 20 COUNTRIES INCLUDING THE USA, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE AVERAGE COMPANY IN THE INDEX HAS A MARKET CAPITALIZATION OF ABOUT $3.5 BILLION. THIS IS A TOTAL RETURN INDEX WITH GROSS DIVIDENDS REINVESTED. MSCI WORLD INDEX IS NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE. YOU CANNOT INVEST IN INDEXES. THE PERFORMANCE OF COUNTRIES AND UNMANAGED INDEXES DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF MENTOR PERPETUAL GLOBAL PORTFOLIO, WHICH IS ACTIVELY MANAGED AND INCURS EXPENSES.

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A GLOBAL EQUITY INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DIVIDENDS.

MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI)
World Index.*


                              [Performance Graph]



            Morgan Stanley Capital World*     A Shares    B Shares
            -----------------------------     --------    --------
3/24/94            $10,000                    $ 9,996     $10,000
9/30/94             10,545                      9,982       9,487
9/30/95             12,124                     10,655      10,587
9/30/96             13,846*                    12,501+     12,677~


                     Average Annual Returns as of 9/30/96
                            Including Sales Charges

                               1-Year    Since Inception++
              Class A Shares   11.58%          9.30%
              Class B Shares   13.39%          9.91%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Morgan Stanley Capital International (MSCI) World Index is an arithmetic average weighted by market value, of the performance of approximately 1450 securities listed on the stock exchanges of 20 countries including the USA, Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B Shares from the date of initial public investment on 3/29/94 through 9/30/96.

~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The S&P 500* continued its advance in the past 12 months, providing a total return including dividends of 20.7%. Through September 30, 1996, this index has shown positive returns for nine consecutive quarters. This persistent advance is remarkable, considering how far stocks have risen since the last market low in 1990. Key to these gains has been continued positive earnings growth. Earnings grew at double-digit rates in each year from 1992 through 1995. It now appears as if earnings will grow approximately 7% in 1996 -- not as strong as previous years, but enough to keep the stock market moving ahead.

The deceleration in S&P 500 earnings growth from 20% a year ago to 7% today has been very positive for our equity performance. We have been saying all along that our RELATIVE performance would sharply improve when earnings growth for the broader market slowed. This has definitely been the case in the past year. Our core equity holdings have continued to produce double-digit earnings growth during this period. As a result, our performance over the past year is solidly ahead of the S&P 500 and well ahead of our mutual fund peers as ranked by Lipper Analytical Services.** We expect more of the same to come. The corporate earnings cycle that has been so strong for the past five years is clearly weakening. The key to superior performance will be sustained earnings growth and high financial quality. These characteristics are the hallmarks of our equity discipline.

Observers of Wall Street have noticed a significant historical tendency for stock analysts to be overly optimistic in their earnings forecasts. Actual results come in below original expectations more often than not. Because analysts tend to extrapolate the recent past, they are overly optimistic at a peak in the corporate earnings cycle. We believe that we are approaching such a peak. As a result, forecasts today must be viewed with a high level of skepticism. The earnings forecast tracking service, I/B/E/S, recently wrote, "Odds are that analysts' 1997 earnings projections for the S&P 500 will not be attained. The current 1997 projection is for growth of 13.4%. We at I/B/E/S are expecting S&P 500 earnings growth in 1997 of 8% to 10%, but our historical data suggest that even this forecast may be optimistic."***

If I/B/E/S is right, and we think they are, the key to superior performance from here on should be owning stocks with high financial quality and predictable earnings growth. By investing in stocks with high financial quality and above-average earnings growth consistency, we seek to continue to perform well in a more difficult earnings growth environment.

U.S. stocks have now enjoyed a remarkably persistent six-year advance. This market strength is due to improved corporate profitability and very moderate inflation. In our opinion, while the current level of the S&P 500 clearly reflects this positive environment, these stocks are not dramatically overvalued by

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MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
historical standards. However, we are unlikely to see similar returns over the next six years. Investors need to maintain reasonable expectations and expect more volatility. The Capital Growth Portfolio appears to be well-positioned to provide attractive returns, even in a less spectacular stock market.

Sincerely,
The Large-Capitalization Quality
  Growth Management Team

  * THE STANDARD & POOR'S INDEX (S&P 500) IS AN UNMANAGED, MARKET-VALUE WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. AN UNMANAGED INDEX DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF THE PORTFOLIO, WHICH IS ACTIVELY MANAGED AND INCURS EXPENSES. INVESTORS CANNOT INVEST IN THE S&P 500 INDEX.

 ** LIPPER ANALYTICAL SERVICES, AN INDEPENDENT RATING COMPANY, GROUPS FUNDS BY
    INVESTMENT OBJECTIVES AND CALCULATES PERFORMANCE FIGURES FOR EACH GROUP. PERFORMANCE DOES NOT INCLUDE SALES CHARGES AND DOES INCLUDE REINVESTMENT OF ALL DISTRIBUTIONS. FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 1996 THE CAPITAL GROWTH PORTFOLIO'S A SHARE PERFORMANCE IS RANKED 51ST OUT OF A PEER GROUP OF 632 FUNDS. THE FUNDS IN THE PEER GROUP ARE DEFINED AS THOSE WHICH NORMALLY INVEST IN COMPANIES WHOSE LONG-TERM EARNINGS ARE EXPECTED TO GROW SIGNIFICANTLY FASTER THAN THE EARNINGS OF THE STOCKS REPRESENTED IN THE MAJOR UNMANAGED STOCK INDICES.

*** I/B/E/S U.S. COMMENTS, AUGUST 28, 1996. INSTITUTIONAL BROKERS ESTIMATE
    SYSTEM (I/B/E/S) IS A TABULATOR AND PROVIDER OF INSTITUTIONAL EARNINGS ESTIMATES AND ECONOMIC FORECASTS TO THE INVESTMENT COMMUNITY.

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A LARGE-CAP. GROWTH EQUITY INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REFLECT REINVESTMENT OF DIVIDENDS.

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MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~

                              [Performance Graph]



                           A Shares         B Shares    S&P 500
                         --------------     --------    --------
            4/29/92            $ 9,450      $10,000     $10,000
            9/30/92              9,524       10,061      10,215
            9/30/93             10,306       10,818      11,543
            9/30/94             10,165       10,601      11,965
            9/30/95             12,216       12,443      15,521
            9/30/96             15,185++     15,532+     18,680~


                     Average Annual Returns as of 9/30/96
                            Including Sales Charges

                             1-Year     Since Inception+++
            Class A Shares   17.45%            9.89%
            Class B Shares   19.64%           10.46%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B
    Shares from the date of initial public investment on 4/29/92 through 9/30/96.

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

Small-cap., mid-cap., large-cap., blue-chip, international, gold, bonds, aggressive, defensive....where are your investments headed? This is a question that has long perplexed investors. Because of the difficulty of answering that question, the largest brokerage firms in the country began making their dynamic asset allocation results public in 1989 -- to show the public their ability in advising clients regarding that age-old question. We were delighted, because our career had been spent analyzing market conditions, and dissecting the different cycles of the market.

It became obvious to us -- early in our career -- that when you look at the annual performance numbers, the new fad in style at the time experienced the best performance numbers for that season. And just as the headlines were spotlighting the funds with the best performance numbers for that season, and causing a rush of new investors into the "hot" fund, the fad was about to go out of style. The performance leader of one time period became the laggard of the next -- leaving the hapless newcomer very discouraged and unhappy.

Our goal is to be a fund for all seasons, gradually shifting our investment focus based upon the results of our asset allocation model.* Our methodology is targeted at locating the new fad early in the move, allowing us to shift our asset mix to take advantage of the changing tides. With the growing popularity of this proven model, in the fall of 1993, we were fortunate to be asked to provide investment management for your mutual fund -- the Mentor Strategy Portfolio. This was a very trying time to begin a fund, because for a fund that can freely reallocate its assets among bonds, stocks, or cash, the true mettle of the process was about to be challenged. The bond market was on the verge of entering the weakest 12-months performance in the previous 100 years. However, we weathered that storm successfully and continue to keep our eyes focused firmly on enhancing shareholder value through the strict application of our tactical asset allocation methodology. The Lipper rankings have certainly validated our results, with your fund placing in the top quartile of performance among asset allocation funds tracked by Lipper.**

When reviewing the 12-month period ended September 30, 1996 it becomes immediately apparent that our portfolio was structured differently during the first eight months of the period (10/1/95 - 5/31/96) than it was in the last four months (6/1/96 - 9/30/96). For the first eight months our model suggested that assets be fully invested in the stock market. In May, 1996, when bond yields had moved up dramatically from the 6% level of the previous February to 7.19%, our model directed us that the time had come for bond exposure. As a result, we then implemented and continued to

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
maintain through fiscal year-end a 23% exposure to long-term government (treasury) strips that are showing strong performance results for your portfolio.

There have also been shifting tides regarding the type of stocks favored by the market. The last 15 months has seen some of the best performance from smaller-cap. growth issues for the last decade. Our discipline, designed to shift with the emerging trends, has us weighted toward small-cap. stocks. Historically, small-to-mid-size companies have grown faster than larger ones, and smaller companies generally exhibit greater price volatility than larger companies. Our median market cap. is now a very low $816 million, giving your portfolio its current small-cap growth personality. We anticipate one last consolidation in stocks as 1996 comes to a close, ending in time for the normal year-end seasonally strong period. We expect to be investing the bulk of our currently increased cash reserves into small-cap., high-growth stocks.

So thank you once again for your confidence in us. We hope to be with you in many different changing investment seasons.

Sincerely,
The Tactical Asset Allocation
  Management Team

 * WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A TACTICAL ASSET ALLOCATION PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL.

** LIPPER ANALYTICAL SERVICES, AN INDEPENDENT RATING COMPANY, GROUPS FUNDS BY
   INVESTMENT OBJECTIVE AND CALCULATES PERFORMANCE FIGURES FOR EACH GROUP. PERFORMANCE DOES NOT INCLUDE SALES CHARGES AND DOES INCLUDE REINVESTMENT OF ALL DISTRIBUTIONS. THE STRATEGY PORTFOLIO'S A SHARE PERFORMANCE IS RANKED 8TH OUT OF A PEER GROUP OF 178 FUNDS FOR THE TWELVE-MONTH PERIOD ENDED 9/30/96. THE FUNDS ARE DEFINED AS THOSE WHICH ALLOCATE INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING BOTH DOMESTIC COMMON STOCKS, BONDS, AND MONEY-MARKET INSTRUMENTS, WITH A FOCUS ON TOTAL RETURN. THE STRATEGY PORTFOLIO'S A SHARES WERE INTRODUCED 6/95.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500.~

                               [Performance Graph]

                            Class A       S&P 500~
                            -------       --------
                 6/5/95    $ 9,425       $10,000
                6/30/95      9,695        10,235
                9/30/95     10,554        10,890
                9/30/96     12,747*       13,291~


                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                   1-Year   Since Inception**
                     Class A       12.50%        20.14%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.

* Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/96.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500.


                                [Performance Graph]

                                Class B      S&P 500
                                -------     ---------
                   10/29/93    $10,000       $10,000
                   12/31/93     10,160        10,024
                   12/31/94      9,798        10,157
                    9/30/95     12,175        13,180
                    9/30/96     14,125***     15,860~

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                   1-Year     Since Inception+
                     Class B       14.48%          12.51%

*** Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

+ Reflects operations of Mentor Strategy Portfolio Class B from the date of issuance on 10/29/93 through 9/30/96.

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

REVIEW OF MARKETS
Investors have profited from excellent returns in the previous twelve months as both the stock and bond markets continued their march ahead. Equity markets have made relatively steady progress going back into early 1995. The equity market has benefited from a steady cash flow from retail investors and better than expected profit growth driven by solid consumer spending. Bonds on the other hand have plodded along during the last 12 months, with only a short downturn during the second quarter as a burst in economic activity moved rates higher.

MARKET CONDITIONS
For the 12-month period ended September 30, 1996, the Portfolio returned, prior to sales charges, 19.13% for A shares, and 18.26% for B shares. During the last 12 months the equity portion of the Portfolio benefited from exposure to defense/aerospace companies and an underweighting in utilities, as this sector lagged the overall market. Our bond exposure also benefited from our neutral interest rate stance for most of the year. The equity and fixed-income portions of the portfolio have combined to provide above-average returns compared to their respective benchmarks (S&P 500, which returned 20.7% for the 12 months, and Lehman Brothers Aggregate which returned 4.9% for the 12 months).*

MARKET OUTLOOK
Recent developments reinforce our confidence that major economies will grow at moderate rates, with generally small rises in inflation. In the U.S., external demand should replace domestic demand as a growth source. The economies of France, Germany, and Japan have strengthened after weak periods. The UK is emerging from a mid-cycle pause, due to the end of a year-long inventory over-hang and renewed consumer confidence. By contrast, most smaller East Asian economies slowed in the second quarter, due to restrictive monetary policies and/or weak export demand.

In the U.S., economic growth is moderating after an unexpectedly strong second quarter. We expect the government to report third quarter growth at a 1.5%-2.0% annual rate, versus the second quarter's 4.7%. Consumer spending, capital investment, and export growth have all slowed. Slower growth and a lack of price inflation enabled the Federal Reserve to hold policy -- and short-term interest rates -- steady. As external demand improves, offsetting slower domestic demand, the trade deficit should begin to narrow.

The Consumer Price Index may rise slightly, from an average 3% this year to 3.2% in 1997, mainly due to food and energy. These two volatile categories seem likely to significantly boost near-term inflation reports. Unit labor costs are expected to rise modestly in the year ahead, as wages and salaries grow, and productivity growth slows. This will likely

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
pressure corporate profit margins, rather than boost consumer prices.

PORTFOLIO STRATEGY
We maintain the Portfolio's significant holdings in commercial aerospace suppliers, even as this sector has begun to be recognized. The domestic airlines are in a position to spend on refurbishing and replacing their aging fleets, which should provide the next leg to the cycle. The strong order progress to date has been almost exclusively from international carriers.

The apparel sector has lagged the retail improvement, but should increase. Retail inventory per square foot is down substantially, which will lead to a reorder cycle regardless of end-use sales.

Despite attractive prices, we continue to be cautious on the technology sector in general as demand slows and supply accelerates. However, certain areas are beginning to show value, particularly software, where new supply is contained and barriers to entry are higher.

Two emerging areas of interest are trucking and non-pharmaceutical health care. Both are among the poorest performers over the last two years.

We continued to take profits in the energy sector as it rallied. The surge in US natural gas prices has unfolded as anticipated, while oil prices have been stronger than expected. A global surge in drilling will eventually drive down product prices.

The stock market rally has continued in 1996, leaving few sectors undervalued. While broad valuations remain high, we are still finding an abundance of new ideas on a company-specific basis, and are doing even less industry-oriented investing than usual.

The fixed income portion of the Portfolio is neutral with respect to the direction of interest rates. Rather, we have chosen to emphasize those sectors of the fixed-income market, particularly mortgage-backed securities, which offer attractive yield levels. If we are right, and the market's uncertainty causes a rather aimless direction in rates for some period of time, then the higher yielding sectors will provide the best total returns. We expect to continue to add to both the Portfolio's mortgage and corporate holdings and to look for an opportunity to assume a more aggressive position with respect to the general direction of interest rates.

Thank you for your continued support.

Sincerely,

Paul D. Kaplan
FIXED-INCOME PORTFOLIO MANAGER

Arnold C. Schneider, CFA
EQUITY PORTFOLIO MANAGER

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

* THE STANDARD & POOR'S INDEX (S&P 500) IS AN UNMANAGED, MARKET-VALUE WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. AN UNMANAGED INDEX DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF THE PORTFOLIO, WHICH IS ACTIVELY MANAGED AND INCURS EXPENSES. THE LEHMAN AGGREGATE INDEX IS MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. INVESTORS CANNOT INVEST IN THESE INDEXES.

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A BALANCED INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                [Performance Graph]


                           A Shares    B Shares   LAGG/S&P 500
                           --------    --------   ------------
                 5/24/93   $ 9,425    $10,133      $10,000
                 9/30/93     9,909     10,506       10,353
                 9/30/94    10,578     11,239       10,446
                 9/30/95    12,402     12,614       12,879
                 9/30/96    14,802***  15,140**     14,686+

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                     1-Year     Since Inception++
                  Class A Shares     12.25%         12.35%
                  Class B Shares     14.26%         13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index. Investors cannot invest in an index.

++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class B Shares from the date of initial public investment on 5/24/93 through 9/30/96.

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

MARKET REVIEW

Over the one-year period ended September 30, 1996, the municipal yield curve flattened, with 30-year triple-A rated securities yielding 5.61%, down 20 basis points (0.20%) from September 30, 1995, compared with 10-year and shorter yields, which increased an average of 18 basis points (0.18%). Taxable yields during the same period increased approximately 42 basis points (0.42%) on five-year securities and up to 55 basis points (0.55%) in the longer maturity ranges.

The major period of volatility was encountered during the first quarter of 1996, when the market experienced a seven-point sell-off. Yields increased sharply during February and March, and have since traded in the 40-basis point (0.40%) range.

Municipals out-performed treasuries throughout most of the period as indicated by the decreasing yield ratio of 30-year triple-A rated tax-exempts to treasuries, from a very high 91.5% at December 31, 1995 to 81% at September 30, 1996.

Supply and demand fundamentals had the greatest impact on the tax-exempt market. While year-to-date primary volume is above original estimates, the outstanding supply of municipal bonds continues to shrink. Combined with the disproportionately large amount of retail cash flowing into the market -- as a result of redemptions, maturities and coupon payments -- demand continues to outpace the declining supply.

PORTFOLIO REVIEW AND PERFORMANCE

The Portfolio performed strongly during the one-year period ended September 30, 1996 with class A shares, returning 6.46%, prior to sales charges, compared to the 230-member Lipper peer group average return of 5.61% and the Lehman Municipal Bond Index return of 6.04%.* The strong performance of the Portfolio can be attributed to several factors. First, compared to the peer group, the Portfolio has a neutral duration of 7.64 years, relatively unchanged throughout the period.** Funds with longer durations tend to perform better when interest rates decline, but underperform significantly in rising interest rate environments. The neutral 7.64-year duration allows the Portfolio to balance dividend considerations while minimizing volatility.

Second, the Portfolio is barbelled by rating, with 40% of assets triple-A-rated and 36% triple-B rated/non-rated. This structure minimizes volatility and maximizes performance because quality securities perform better as interest rates decline, while the triple-B/non-rated sectors (which trade based on their

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
credit-worthiness) are less sensitive to interest-rate fluctuations, and perform better in bearish markets. Finally, the Portfolio has exposure to 13 sectors, the two largest of which are single-family housing (21% of assets), and health care (16% of assets). Over the one-year period ended September 30, 1996, these two sectors had the highest average returns of 7.02% and 8.11%, respectively.

The most significant sector shift during the period was a 5% decrease in higher education exposure and a 5% increase in single-family housing exposure. From a rating distribution standpoint, the credit quality of the Portfolio shifted slightly higher.

OUTLOOK AND STRATEGY

For the remainder of the year, we anticipate a volatile market, due to an uncertain economy and the national election. Factors affecting market levels will be the amount of supply and demand, election results, and economic strength and inflation.

Looking forward, any acceleration in inflation is likely to be modest, and the Fed will probably not raise interest rates significantly, if at all, which suggests a limited upward potential for tax-exempt yields in the coming months. If interest rates remain at their current levels, supply should not deviate much from projected levels (the variable being the amount of unanticipated refunding issues that would come to market if rates dropped significantly). Much of the disproportionately large amount of cash that has been available for reinvestment in the tax-exempt market was invested in money-market funds, as noted by the growth in short-term funds experienced in July and August. With interest rates at levels which attract the retail investor, households are now beginning to extend maturity, in an attempt to maximize their yield. The retail market is beginning to show other signs of bullish behavior; for example, there has recently been strong individual investor demand for zero coupon bonds.

Liquidity and call protection will continue to be important in the Portfolio. We expect that the most highly demanded securities will be long discounts and insured bonds. This demand for highly liquid insured paper should be partially offset by the increased supply of triple-A rated issues coming to market, which has dramatically increased on an annual basis (approximately 26% of total supply was insured in 1990, versus 48% year-to-date, 1996). This increase in "quality" securities, however, will continue to keep the supply of lower investment-grade paper at a minimum, likely resulting in the spread between triple-A

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
and triple-B paper remaining at current relatively narrow levels.

We do not expect to make any significant structural changes in the Portfolio. Duration will likely be maintained close to the current level, or lengthened slightly. The Portfolio has an average acquisition yield of 7.24% and an average weighted coupon of 6.92%, both significantly above current market levels. As such, to offset any volatile market movement, duration may be adjusted through the use of futures positions, rather than the exchange of Portfolio securities.

Sincerely,
David C. Johnson
PORTFOLIO MANAGER

 * THE LEHMAN MUNICIPAL BOND INDEX IS ADJUSTED TO REFLECT REINVESTMENT OF INTEREST ON SECURITIES IN THE INDEX. IT IS NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE. LIPPER ANALYTICAL SERVICES, AN INDEPENDENT RATING COMPANY, GROUPS FUNDS BY INVESTMENT OBJECTIVE AND CALCULATES PERFORMANCE FIGURES FOR EACH GROUP. PERFORMANCE DOES NOT INCLUDE SALES CHARGES AND DOES INCLUDE REINVESTMENT OF ALL DISTRIBUTIONS. THE MUNICIPAL INCOME PORTFOLIO'S A SHARE PERFORMANCE IS RANKED 48TH OUT OF A PEER GROUP OF 230 FUNDS. THE FUNDS ARE DEFINED AS THOSE THAT INVEST AT LEAST 65% OF ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR CREDIT RATINGS. FOR THE 3-YEAR PERIOD ENDED 9/30/96 THE MUNICIPAL INCOME PORTFOLIO'S A SHARE PERFORMANCE WAS RANKED IN QUARTILE 3, BEING 87TH OUT OF A PEER GROUP OF 154 FUNDS. THE PORTFOLIO'S CLASS A SHARES WERE INTRODUCED 4/92.

** DURATION MEASURES RISK BY INDICATING HOW SENSITIVE THE VALUE OF THE PORTFOLIO
   IS TO CHANGES IN INTEREST RATES. A PORTFOLIO DURATION OF 1 WOULD INDICATE THAT A 1% INCREASE IN INTEREST RATES SHOULD CAUSE THE VALUE OF THE PORTFOLIO TO DECREASE BY 1% WHILE A PORTFOLIO DURATION OF 2 WOULD SUGGEST THAT A 1% INCREASE IN INTEREST RATES SHOULD CAUSE THE VALUE OF THE PORTFOLIO TO DECREASE BY 2%.

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH A TAX-EXEMPT FIXED-INCOME INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENTS RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.~


                               [Performance Graph]

               A Shares      B Shares    Lehman Municipal Bond Index~
               --------      --------    ----------------------------
     4/29/92    $ 9,525       $10,000         $10,000
     9/30/92     10,034        10,528          10,561
     9/30/93     11,637        12,134          11,906
     9/30/94     11,101        11,511          11,616
     9/30/95     12,151        12,348          12,916
     9/30/96     12,935++      13,184+         13,818~

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                  1-Year     Since Inception***
                      Class A      1.42%          5.99%
                      Class B      1.87%          6.45%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 + Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Municipal Income Portfolio Class A and Class B
    Shares from the date of initial public investment on 4/29/92 through 9/30/96.

MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

MARKET CONDITIONS
The 12-month period ended September 30, 1996 saw a significant shift in the shape of the yield curve. While one-year yields were unchanged at 5.68%, interest rates in the money-market sector (maturities of less than one year) were lower by 0.30-0.40%. However, for maturities of greater than one year the opposite was the case. Two and 10-year treasuries closed the period at 6.09% and 6.70%, up 0.24% and 0.52% respectively from the beginning of the period.

This steepening of the yield curve reflects several factors. First, during the period the Federal Reserve chose to lower the short-term federal funds rate (the rate member banks charge each other for overnight loans) by a total of 0.50%. This monetary easing coupled with other factors created the environment for accelerating economic growth for most of the period. This is reflected by the steady increase from fourth quarter 1995 GDP (gross domestic product) growth of -0.3% to first quarter 1996 growth of 2.0% to second quarter 1996 growth of 4.7%. This strong economic acceleration has caused increased concerns that an overheating economy will rekindle inflation, eventually forcing the Fed to reverse course and raise rates. Despite current modest increases in core inflation, as reflected in benign producer and consumer price statistics, longer-term fixed-income buyers have demanded higher yields to compensate for expectations of future inflation.

PERFORMANCE
For the 12-month period ended September 30, 1996, the Mentor Quality Income Portfolio A shares outperformed its Merrill Lynch seven-year Treasury Index benchmark by 0.32%. Mentor Quality Income Portfolio A shares returned, prior to sales charges, 4.09% and the B shares returned 3.57% for the period, compared to 3.77% for the Merrill Lynch seven-year Treasury Index.* The Mentor Short-Duration Income Portfolio A shares and B shares returned, prior to sales charges, 4.80% and 4.53% respectively for the 12-month period, compared to 5.28% for the Merrill Lynch three-year Treasury Index.**

The return of the Mentor Quality Income Portfolio during the past 12 months was strengthened by the significant outperformance of several of its asset classes, including high-grade adjustable rate mortgages, home equity loans, and mezzanine products. The benefits of participation in those sectors was partially offset by our duration extension this spring.*** That decision hurt our relative performance as the market declined due to concerns about the potential inflationary impact of the strong economy. The shorter end of the market offers fewer opportunities to participate in the asset classes that enhanced the performance of the Quality Income Portfolio, which explains the relatively weaker performance of the Short-Duration Income Portfolio.

MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

MARKET OUTLOOK
The fixed-income markets have displayed high levels of volatility during the course of the last 12 months, particularly as strong economic statistics have raised concerns of Federal Reserve tightening. Indications are that third-quarter growth saw a significant deceleration from second quarter levels, likely to be in the 2-3% range. To date, the Fed has chosen not to raise rates, but the next Open Market Committee meeting in mid-November will be the first opportunity it will have to address the issue, absent concerns of influencing the Presidential election. Despite the fact the Fed is likely to retain the tightening bias reflected in the notes of its August meeting, there seems little likelihood that they will act to modify interest-rate levels in the near term.

We continue to remain optimistic regarding the long-term prospects for fixed-income markets, assuming that efforts at continued deficit reduction and government downsizing remain on track. We anticipate continuing in a market-neutral posture relative to our benchmarks until the fall elections give us a better indication of the political and fiscal direction likely over the next two to four years.

Sincerely,
The Active Fixed-Income Management Team

  * THE MERRILL LYNCH 7-YEAR TREASURY INDEX IS ADJUSTED TO REFLECT REINVESTMENT OF INTEREST ON SECURITIES IN THE INDEX. THE MERRILL LYNCH 7-YEAR TREASURY INDEX IS NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE.

 ** THE MERRILL LYNCH 3-YEAR TREASURY INDEX IS ADJUSTED TO REFLECT REINVESTMENT
    OF INTEREST ON SECURITIES IN THE INDEX. THE MERRILL LYNCH 3-YEAR TREASURY INDEX IS NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE.

*** DURATION MEASURES RISK BY INDICATING HOW SENSITIVE THE VALUE OF THE
    PORTFOLIO IS TO CHANGES IN INTEREST RATES. A PORTFOLIO DURATION OF 1 WOULD INDICATE THAT A 1% INCREASE IN INTEREST RATES SHOULD CAUSE THE VALUE OF THE PORTFOLIO TO DECREASE BY 1% WHILE A PORTFOLIO DURATION OF 2 WOULD SUGGEST THAT A 1% INCREASE IN INTEREST RATES SHOULD CAUSE THE VALUE OF THE PORTFOLIO TO DECREASE BY 2%.

WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH AN ACTIVE FIXED-INCOME INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.~

                              [Performance Graph]

              A Shares    B Shares   Merrill Lynch 7-Year Treasury Index
              --------    --------   -----------------------------------
  4/29/92      $ 9,525     $10,000              $10,000
  9/30/92        9,846      10,324               11,052
  9/30/93       10,378      10,827               12,380
  9/30/94       10,036      10,406               11,705
  9/30/95       11,222      11,354               13,496
  9/30/96       11,681++    11,879+              14,020~

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                      1-Year     Since Inception+++
                   Class A Shares     (0.83%)          3.58%
                   Class B Shares     (0.31%)          4.03%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B
    Shares from the date of initial public investment on 4/29/92 through 9/30/96.

MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury.

                                  [Performance Graph]

                            Class A      3-Year Treasury
                            -------      ---------------
                6/16/95     $ 9,900            $10,000
                6/30/95       9,946             10,062
                9/30/95       9,931             10,139
                9/30/96      10,532*            11,038~

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                1-Year    Since Inception**
                     Class A     3.73%        4.08%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Merrill Lynch 3-Year Treasury is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 3-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

* Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/96.

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury.~

                            [Performance Graph]

                             Class B    3-Year Treasury
                             -------    ---------------
                4/29/94      $10,000       $10,000
               12/31/94       10,093        10,075
                9/30/95       10,623        11,051
                9/30/96       11,225+       11,709~

                      Average Annual Returns as of 9/30/96
                            Including Sales Charges

                                1-Year     Since Inception++
                     Class B     0.59%          4.87%

+ Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of initial public investment on 4/29/94 through 9/30/96.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net
                                                                       Assets            Shares             Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                  88.30%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                             1.23%
  Blount International, Inc.-Class A                                                          82,800         $  2,784,150
  Tetra Tech, Inc.*                                                                          124,650            2,290,444
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,074,594
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                1.50%
  Diamond Home Services, Inc.*                                                                70,300            2,038,700
  LSI Industries, Inc.                                                                       134,750            2,156,000
  Superior Services, Inc.*                                                                   123,800            1,980,800
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,175,500
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                          17.54%
  American Pad & Paper Company*                                                              125,100            2,658,375
  Applebees International, Inc.                                                               61,850            1,639,025
  Applied Graphics Technologies*                                                             243,700            3,625,037
  Cadmus Communications Corporation                                                           90,600            1,517,550
  Casa Ole Restaurants, Inc.*                                                                139,100            1,790,912
  Clayton Homes, Inc.                                                                        185,425            4,079,350
  Clear Channel Communications*                                                               19,200            1,699,200
  Consolidated Products Company*                                                             142,525            2,743,606
  Corporate Express, Inc.*                                                                    80,750            3,139,156
  Dollar General Corporation                                                                 188,526            5,867,871
  Express Scripts, Inc.-Class A*                                                              67,400            2,443,250
  Fastenal Company                                                                            81,300            4,024,350
  Friedman's, Inc.-Class A*                                                                  188,700            3,538,125
  Gtech Holdings Corporation*                                                                 52,400            1,683,350
  Keystone Automotive Industries, Inc.*                                                      123,550            1,513,488
  Paxar Corporation*                                                                         207,612            3,399,647
  Regal Cinemas, Inc.*                                                                       147,393            3,684,825
  Renaissance Communications*                                                                 70,800            2,495,700
  Rental Service Corporation*                                                                110,100            2,380,912
  Rio Hotels & Casinos, Inc.*                                                                 94,850            1,493,887
  Scientific Games Holding*                                                                   91,000            1,899,625
  Sinclair Broadcasting Group, Inc.*                                                          78,050            3,112,243
  Southern Energy Homes, Inc.*                                                               346,550            5,544,800
  Speedway Motorsports, Inc.*                                                                 66,000            1,732,500
  StudioPlus Hotels, Inc.*                                                                   116,300            1,918,950
  Watsco, Inc.                                                                               128,725            2,622,772
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               72,248,506
-------------------------------------------------------------------------------------------------------------------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                            1.73%
  Richfood Holdings, Inc.                                                                    190,800         $  7,107,300
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                      4.75%
  Coach USA, Inc.*                                                                            89,350            2,390,113
  Core Laboratories, Inc.*                                                                   188,050            2,961,788
  Maverick Tube Corporation*                                                                 212,100            2,969,400
  Nuevo Energy Company*                                                                      169,050            6,867,656
  Trico Marine Services, Inc.*                                                                90,600            2,763,300
  Tuboscope Vetco International Corporation*                                                 103,950            1,624,219
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               19,576,476
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                   3.79%
  Concord EFS, Inc.*                                                                          71,812            1,849,159
  Jayhawk Acceptance Corporation*                                                            220,900            3,120,213
  Markel Corporation*                                                                         74,910            6,367,350
  National Commerce Bancorp                                                                  130,296            4,267,194
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               15,603,916
-------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                     29.09%
  Atria Communities, Inc.*                                                                   166,900            2,086,250
  Clintrials Research, Inc.*                                                                  84,250            3,433,188
  CompDent Corporation*                                                                       62,350            2,353,712
  Dentsply International, Inc.                                                                90,750            4,038,375
  Emcare Holdings, Inc.*                                                                     157,000            4,239,000
  Fairfield Communities, Inc.*                                                               164,850            3,070,331
  First Commonwealth, Inc.*                                                                   81,550            1,814,488
  FPA Medical Management, Inc.*                                                              146,300            3,858,662
  Genesis Health Ventures, Inc.*                                                              82,000            2,306,250
  Gulf South Medical Supplies, Inc.*                                                         129,500            3,334,625
  HCIA, Inc.*                                                                                 69,600            4,176,000
  Health Management Associates, Inc.*                                                        226,625            5,637,297
  Henry Schein, Inc.*                                                                         32,100            1,235,850
  Home Health Corporation of America*                                                        164,200            1,970,400
  Idexx Laboratories, Inc.*                                                                   47,350            2,142,587
  Invacare Corporation                                                                        32,400              907,200
  Manor Care, Inc.                                                                            84,950            3,259,956
  Matria Healthcare, Inc.*                                                                   226,800            1,615,950
  Mecon, Inc.*                                                                               126,000            3,150,000

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

HEALTH (CONTINUED)
  Meridian Diagnostics, Inc.                                                                 218,550         $  2,923,106
  Molecular Devices Corporation*                                                             154,300            1,620,150
  Multicare Companies, Inc.*                                                                 229,150            4,984,013
  National Dentex Corporation*                                                                72,900            1,394,213
  National Surgery Centers, Inc.*                                                            181,450            5,080,600
  Omnicare, Inc.                                                                             177,300            5,407,650
  Parexel International Corporation*                                                          72,400            4,561,200
  Pediatric Services of America, Inc.*                                                       150,650            2,787,025
  Phycor, Inc.*                                                                              138,150            5,258,334
  Physician Sales & Services, Inc.*                                                          120,600            2,834,100
  Physicians Resource Group, Inc.*                                                            86,350            2,040,019
  Raytel Medical Corporation*                                                                214,500            2,895,750
  Renal Treatment Centers*                                                                   176,500            5,868,625
  Respironics, Inc.*                                                                         123,600            2,997,300
  Rural/Metro Corporation*                                                                    85,200            3,109,800
  Serologicals Corporation*                                                                   76,100            2,644,475
  Sofamor/Danek Group, Inc.*                                                                 111,900            3,454,912
  United Dental Care, Inc.*                                                                   43,300            1,564,213
  Vencor, Inc.*                                                                              116,525            3,757,931
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              119,813,537
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                 21.78%
  ACC Corporation*                                                                            93,700            4,427,325
  Applied Microsystems Corporation*                                                          101,450            2,143,131
  Ascend Communications, Inc.*                                                                32,400            2,142,450
  Aspect Development, Inc.*                                                                   77,950            2,650,300
  Benchmark Electronics, Inc.*                                                                61,350            1,840,500
  Billing Information Concepts*                                                               75,600            1,682,100
  Boston Communications Group*                                                                96,400            1,566,500
  Business Objects~*                                                                          76,100            1,464,925
  Checkmate Electronics, Inc.*                                                               105,300            1,579,500
  Chips & Technologies, Inc.*                                                                 75,000            1,021,875
  Cisco Systems, Inc.*                                                                        42,800            2,656,275
  Danka Business Systems                                                                      66,950            2,661,263
  Dataworks Corporation*                                                                     133,200            3,463,200
  Envoy Corporation*                                                                          75,850            2,939,188
  Frontier Corporation                                                                        94,950            2,528,044
  Harbinger Corporation*                                                                      71,300            1,782,500

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)
  Indus Group*                                                                               201,300         $  4,026,000
  Industri-Matematik International Corporation*                                              171,300            2,119,838
  Intelligroup, Inc.*                                                                        126,500            1,755,187
  Intercel, Inc.*                                                                            138,550            2,909,550
  Linear Technology Corporation                                                               46,000            1,696,250
  Micros Systems, Inc.*                                                                      132,300            3,902,850
  National Education Corporation*                                                            172,400            3,297,150
  National Techteam, Inc.*                                                                    79,150            2,146,944
  Naturla Microsystems Corporation*                                                           40,000            1,925,000
  Novadigm, Inc.*                                                                            141,200              847,200
  Palmer Wireless, Inc.*                                                                      25,350              448,378
  Precision Response Corporation*                                                            103,050            3,967,425
  Rational Software Corporation*                                                              66,400            2,265,900
  SDL, Inc.*                                                                                  69,325            1,421,163
  Symmetricom, Inc.*                                                                         125,000            1,890,625
  Systemsoft Corporation*                                                                     63,100            2,161,175
  TechForce Corporation*                                                                     150,050            1,106,619
  Triquint Semiconductor, Inc.*                                                              161,000            3,743,250
  U.S. Long Distance Corporation*                                                            168,350            1,504,628
  Uniphase Corporation*                                                                       88,400            3,734,900
  Verilink Corporation*                                                                       99,500            2,437,750
  Worldcom, Inc.*                                                                            180,774            3,864,044
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               89,720,902
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION                                                              0.43%
  Mesaba Holdings, Inc.                                                                      162,550            1,767,731
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                               6.46%
  ABR Information Services*                                                                   58,075            4,181,400
  Barrett Business Services, Inc.*                                                           100,600            1,609,600
  Career Horizons, Inc.*                                                                     200,250            7,784,719
  Childtime Learning Centers*                                                                 46,300              474,575
  Outdoor Systems, Inc.*                                                                      82,150            3,861,050
  Source Services Corporation*                                                               128,100            2,273,775
  Ultrak, Inc.*                                                                              126,500            3,478,750
  Universal Outdoor Holdings*                                                                 81,600            2,937,600
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               26,601,469
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $264,027,013)                                                                       363,689,931
-------------------------------------------------------------------------------------------------------------------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                          12.63%
-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/01/96
     collateralized by $53,737,665
     Federal National Mortgage Association
     7.50%, 4/01/26, (cost $52,004,489)                                                  $52,004,489         $ 52,004,489
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $316,031,502)                         100.93%                                         415,694,420
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                  (0.93%)                                         (3,844,260)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    100.00%                                        $411,850,160
-------------------------------------------------------------------------------------------------------------------------

* Securities not currently producing income.
~ American Depository Receipts.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets        Shares             Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                  93.35%
--------------------------------------------------------------------------------------------------------------------------

ARGENTINA                                                                    0.35%
  Perez Company~                                                                                9,718         $   121,475
  YPF Associadad~                                                                               3,100              70,913
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  192,388
--------------------------------------------------------------------------------------------------------------------------

BRAZIL                                                                       0.94%
  Brazil Fund                                                                                   3,400              74,375
  Cemig CIA Energetic~(b)                                                                       3,000              89,614
  Telebras~                                                                                     3,400             266,900
  Vale Do Rio Doche~                                                                            4,400              87,263
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  518,152
--------------------------------------------------------------------------------------------------------------------------

CHILE                                                                        0.17%
  Chile Fund                                                                                    4,100              94,300
--------------------------------------------------------------------------------------------------------------------------

CHINA                                                                        0.09%
  Guanshen Railway                                                                            130,000              49,387
--------------------------------------------------------------------------------------------------------------------------

DENMARK                                                                      0.95%
  Danisco A/S                                                                                   5,700             328,213
  Sophus Berendsen                                                                              1,675             200,052
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  528,265
--------------------------------------------------------------------------------------------------------------------------

FINLAND                                                                      1.32%
  Cultor OY                                                                                     7,200             385,027
  Huhtamaki                                                                                     9,100             343,035
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  728,062
--------------------------------------------------------------------------------------------------------------------------

FRANCE                                                                       4.74%
  AXA                                                                                           5,030             301,383
  Axime (Ex Segin)*                                                                             3,000             299,779
  Cardif SA                                                                                     2,090             294,651
  Cetelem                                                                                       1,500             323,018
  Comptoirs Modernes                                                                              770             365,034
  Credit Local France                                                                           3,900             332,313
  Generale Des Eeux                                                                             1,600             173,826
  Television Franchise                                                                          2,500             277,412
  Union Financiere France                                                                       2,300             248,983
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,616,399
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

GERMANY                                                                      1.56%
  BASF AG                                                                                       7,000         $   218,499
  Daimler Benz*                                                                                 3,000             164,760
  SGL Carbon                                                                                    1,800             210,105
  Veba AG                                                                                       5,100             267,282
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  860,646
--------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN                                                               10.31%
  B.A.T. Industries, PLC                                                                       35,000             233,179
  Barclays, PLC                                                                                20,000             294,048
  British Aerospace PLC                                                                        16,000             264,674
  British Gas PLC                                                                              70,500             220,219
  British Telecom                                                                              75,000             418,642
  Glaxo Wellcome                                                                               23,000             360,663
  Grand Metro                                                                                  25,000             186,520
  Inchcape PLC                                                                                 35,000             148,786
  Land Securities                                                                              10,000             109,133
  Lucasvarity                                                                                  85,000             338,711
  Medeva                                                                                       80,000             320,039
  Prudential Corporation PLC                                                                   60,000             422,283
  Rank Organisation PLC                                                                        15,000             100,521
  Rolls Royce                                                                                  90,000             337,497
  Safeway                                                                                      35,000             180,022
  Scotia Holdings                                                                              30,000             270,092
  Standard Chartered                                                                           17,500             190,845
  Sun Alliance Group PLC                                                                       50,000             317,456
  Tate & Lyle PLC                                                                              20,000             146,398
  Tesco PLC                                                                                    30,000             142,562
  Transport Development Group                                                                  45,000             131,758
  Unigate                                                                                      20,000             130,740
  Unilever PLC                                                                                 20,000             427,919
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,692,707
--------------------------------------------------------------------------------------------------------------------------

HONG KONG                                                                    7.47%
  CDL Hotels International                                                                    320,000             173,801
  Cheung Kong Holdings                                                                         36,000             276,995
  China Light & Power                                                                          40,000             186,215
  China O/Seas Land                                                                           310,000             105,231
  Chinese Estates                                                                              74,000              66,986
  Citic Pacific Limited                                                                        16,000              72,417

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)
  Dah Sing Financial                                                                           20,000         $    70,348
  Goldlion Holdings                                                                           100,000              84,702
  Henderson China                                                                              45,056             102,546
  Henderson Land Development                                                                   30,000             257,015
  Hong Kong Electric                                                                           80,000             258,632
  Hong Kong Telecom, Ltd.~                                                                    120,200             217,613
  HSBC Holdings PLC                                                                            24,361             452,063
  Hutchison Whampoa, Ltd.                                                                      62,000             416,915
  Hysan Development-Warrants*                                                                     700                 326
  International Bank of East Asia                                                             320,000             193,457
  JCG Holdings                                                                                154,000             138,407
  Liu Chong Hing Investment                                                                    50,000              49,463
  National Mutual Asia                                                                        120,000             105,522
  New World Development                                                                        64,000             336,014
  Shanghai Industrial                                                                          32,000              73,451
  Sun Hung Kai Property                                                                        20,000             212,725
  Swire Pacific Limited-"A"                                                                    16,000             143,282
  Television Broadcast, Ltd.                                                                   16,000              59,485
  Wing Hang Bank                                                                               20,000              75,003
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,128,614
--------------------------------------------------------------------------------------------------------------------------

INDIA                                                                        0.51%
  BSES Limited GDR                                                                              4,000              69,000
  Indian Opportunity                                                                           11,000              97,570
  India Cement GDR                                                                             20,000              80,000
  Tata Elec Cies GDR                                                                              100              36,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  283,320
--------------------------------------------------------------------------------------------------------------------------

INDONESIA                                                                    0.27%
  Citra Marga Local                                                                           120,000              81,367
  PT Daya Gune Samudera                                                                        42,000              35,395
  PT Indonesia Satellite A~                                                                       800              26,400
  Sorini (Sorbitol)                                                                             9,000               5,812
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  148,974
--------------------------------------------------------------------------------------------------------------------------

ITALY                                                                        0.46%
  Telecom Itialia Mobile                                                                      114,000             252,977
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

JAPAN                                                                       14.73%
  Aiwa                                                                                         11,000         $   217,323
  Chugai Pharm                                                                                  5,000              48,045
  Chugai Pharm-Warrants*                                                                           40              36,500
  Eiden Sakakiya                                                                                7,000              85,492
  Fujisawa Pharm                                                                               13,000             123,748
  Futaba                                                                                        6,000             269,409
  Heiwa Corporation                                                                            10,000             198,464
  Hitachi Construction                                                                          6,000              68,969
  Hibiya Engineering                                                                           27,000             303,085
  Kansai Paint                                                                                  9,000              42,432
  Kikkoman                                                                                     30,000             233,038
  Kirin Beverage                                                                               15,000             219,568
  Kokusai Securities                                                                            3,000              40,411
  Komatsu Seiren                                                                               18,000             156,796
  Kurimoto                                                                                     15,000             164,339
  Kyocera Corporation-Warrants*                                                                    30              36,750
  Makita Corporation                                                                           15,000             219,568
  Max Co                                                                                        9,000             176,193
  Mos Foods                                                                                     7,000             150,869
  Nichiha                                                                                      13,000             253,334
  Nippon Telegraph & Telephone                                                                     32             235,643
  Ono Pharmaceutical                                                                            8,000             260,788
  Raito Kogyo                                                                                   9,000             154,371
  Sagami Chain                                                                                 12,000             224,148
  Sankura Bank, Ltd.                                                                           19,000             189,394
  Santen Pharmaceutical                                                                        13,000             283,687
  Sanyo Shinpan Finance Company                                                                 3,700             225,944
  Sodick Company                                                                               10,000             104,171
  Sumitomo Bank                                                                                24,000             443,985
  Sumitomo Marine Fire                                                                         35,000             275,964
  Sumitomo Realty & Development                                                                19,000             146,397
  Takuma                                                                                       20,000             256,836
  Takara Standard                                                                              22,000             215,347
  Toagosei                                                                                     42,000             196,507
  Toho Company                                                                                  1,000             166,135
  Tokushu Paper                                                                                17,000             157,245
  Tokyo Denpa Company                                                                           6,000             234,386
  Tokyo Electric Power                                                                          5,000             121,234
  Toyo Exterior                                                                                 9,000             187,508
  Tsudakoma                                                                                    20,000             125,544

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)
  Uniden                                                                                       13,000         $   243,994
  Victor Company of Japan                                                                      18,000             224,687
  Yokohama Reito                                                                               15,000             193,974
  York-Benimaru                                                                                 6,000             225,226
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,137,448
--------------------------------------------------------------------------------------------------------------------------

KOREA                                                                        0.26%
  CITC Seoul Exel IDR                                                                               2              21,300
  Korea-Europe Fund IDR                                                                            18              62,550
  LG Electronics GDR                                                                            6,400              38,560
  Samsung Electronics GDR (b)                                                                     397              20,168
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  142,578
--------------------------------------------------------------------------------------------------------------------------

MALAYSIA                                                                     2.38%
  Affin Holdings Berhad                                                                        65,000             150,409
  Boustead Holdings                                                                            12,000              25,135
  Cahya Mata Sarawak BHD                                                                       15,000             106,523
  Commerce Asset Holdings                                                                       8,000              49,791
  DCB Holdings                                                                                 36,000             123,519
  IOI Properties                                                                               32,000             101,496
  Kian Joo Can Factory                                                                         24,000             132,136
  Larut Consolidated                                                                           60,000              92,400
  Magnum Corporation                                                                          110,000             186,954
  MBM Resources                                                                                20,000              43,886
  Metacorp                                                                                     20,000              57,451
  Renong Berhad                                                                                40,000              61,281
  Resorts World                                                                                16,000              90,644
  Sime Daarby Berhad                                                                           16,000              52,982
  UMW Holdings Berhad                                                                          10,000              38,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,313,107
--------------------------------------------------------------------------------------------------------------------------

MEXICO                                                                       0.98%
  Cemex~                                                                                        7,800              64,108
  CIFRA~                                                                                       50,000              71,500
  Empresas ICA SA~                                                                              5,000              72,500
  Empress La Modern~                                                                            3,400              65,025
  Grupo Financiero Bancomer~ (b)                                                               11,000             107,305

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

MEXICO (CONTINUED)
  Mexico Fund                                                                                   4,300         $    68,263
  Telefonos de Mexico-Class L~                                                                  2,800              89,950
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  538,651
--------------------------------------------------------------------------------------------------------------------------

NETHERLANDS                                                                  5.51%
  ABN-Amro Holdings                                                                             6,100             338,473
  Aegon NV                                                                                      7,200             355,727
  DSM                                                                                           2,200             216,102
  Fortis Amev NV                                                                               10,300             307,741
  ING Groep NV                                                                                  7,000             218,558
  Oce-Van Der Grinten                                                                           3,200             349,693
  Polygram NV                                                                                   5,600             313,676
  Royal Dutch Petroleum                                                                         1,400             218,967
  VNU-Ver Ned Uitgev V                                                                         21,000             411,331
  Wolters Kluwer                                                                                2,480             312,193
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,042,461
--------------------------------------------------------------------------------------------------------------------------

PHILIPPINES                                                                  0.50%
  Benpres Holdings GDR                                                                          8,000              60,000
  Empire East Land                                                                            117,000              61,881
  Filinvest Land                                                                               75,000              27,158
  Hi Cement Placing                                                                            79,730              26,590
  Pilipino Telephone                                                                           74,300             101,955
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  277,584
--------------------------------------------------------------------------------------------------------------------------

SINGAPORE                                                                    1.18%
  ACMA Limited                                                                                 30,000              71,591
  ACMA Limited-Warrants*                                                                        7,500               5,167
  Development Bank Singapore                                                                    4,000              49,148
  Fraser & Neave                                                                                4,000              41,193
  Jardine Strategic Holding                                                                    20,000              63,600
  Jardine Strategic-Warrants*                                                                   3,125                 844
  Keppel Bank                                                                                  40,000             109,091
  Sembawang Corporation                                                                        12,000              56,250
  Singapore Press Holdings                                                                     10,000             182,528
  Straits Trading Company                                                                       8,000              19,205
  UTD Overseas                                                                                 32,000              50,455
  UTD Overseas-Warrants*                                                                        2,000               1,417
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  650,489
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

SPAIN                                                                        1.20%
  Corporacion Financiera                                                                        3,700         $   308,165
  Tabacalera SA                                                                                 2,700             115,171
  Viscofan Envolturas Celulos                                                                  16,000             241,613
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  664,949
--------------------------------------------------------------------------------------------------------------------------

SWEDEN                                                                       1.50%
  Asea AB                                                                                       3,140             331,576
  Securitas AB B-Free                                                                          16,200             391,012
  Volvo                                                                                         5,000             107,483
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  830,071
--------------------------------------------------------------------------------------------------------------------------

SWITZERLAND                                                                  2.23%
  Elektrowatt                                                                                     620             243,748
  Roche Holding AG                                                                                 27             198,840
  Sandoz AG Basel                                                                                 282             338,670
  Sulzer AG                                                                                       360             211,579
  Swissair*                                                                                       290             238,429
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,231,266
--------------------------------------------------------------------------------------------------------------------------

TAIWAN                                                                       0.44%
  Formosa Growth Fund                                                                           5,000              72,500
  Taipei Fund IDR                                                                                  20             169,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  242,000
--------------------------------------------------------------------------------------------------------------------------

THAILAND                                                                     2.05%
  Banpu Coal                                                                                    4,000              87,480
  CMIC Finance & SEC Public Company                                                            24,000              58,058
  Cogeneration PLC                                                                             12,000              48,145
  Dhana Siam Finance & SEC                                                                     40,000             188,805
  First Bangkok City Bank                                                                     120,000             186,445
  Krung Thai Bank                                                                              62,000             265,822
  Loxley Public Company                                                                         5,000              48,775
  Nation Multimedia Group                                                                      14,000              44,055
  PTT Exploration                                                                               4,000              59,159
  Telecomasia                                                                                  30,000              60,772
  Thai Military Bank, Ltd.                                                                      9,000              32,038
  Thai Telephone                                                                               30,000              51,331
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,130,885
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

UNITED STATES                                                               31.25%
  Abacus Direct Corporation                                                                    25,000         $   525,000
  AGCO Corporation                                                                             20,000             510,000
  American Home Products Corporation                                                            9,000             573,750
  AMR Corporation*                                                                              6,000             477,750
  Avnet, Inc.                                                                                  12,000             582,000
  BMC Industries                                                                               25,000             715,625
  Chesapeake Energy                                                                            15,000             939,375
  Colgate Palmolive                                                                             6,000             521,250
  Columbia Gas Systems                                                                         10,000             560,000
  Columbia HCA Healthcare                                                                       9,000             511,875
  Diamond Offshore                                                                              8,040             442,200
  Fisher Scientific                                                                            15,000             618,750
  Geotek Communications                                                                        40,000             335,000
  Home Depot, Inc.                                                                             12,000             682,500
  Household International                                                                       7,000             575,750
  IMC Global, Inc.                                                                             12,000             469,500
  Inbrand Corporation                                                                          15,000             427,500
  Lear Corporation                                                                             15,000             495,000
  Lockheed Martin Corporation                                                                   6,000             540,750
  Micro Warehouse, Inc.                                                                        18,000             463,500
  Microsoft Corporation                                                                         4,000             527,500
  National Processing                                                                          30,000             585,000
  National Semiconductor                                                                       25,000             503,125
  Oak Industries*                                                                              17,000             565,250
  Oryx Energy*                                                                                 30,000             532,500
  Outdoor Systems, Inc.                                                                        10,000             470,000
  Price/Costco, Inc.                                                                           20,000             410,000
  Reynolds & Reynolds Company-Class A                                                          18,000             470,250
  Shoney's, Inc.*                                                                              50,000             456,250
  Staples, Inc.                                                                                20,000             443,750
  Structural Dynamics                                                                          22,000             525,250
  Sybron International Corporation                                                             14,000             406,000
  Wind River Systems                                                                            9,000             398,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,260,200
--------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $48,040,789)                                                                         51,555,880
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                     Percent of Net        Principal
                                                                             Assets          Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BOND                                                 0.13%
--------------------------------------------------------------------------------------------------------------------------

MALAYSIA
  Telekom Malaysia Berhad, 4.00%, 10/3/04~
     (9/22/94, $70,000) (a) (b)                                                            $   70,000         $    71,925
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                          6.03%
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/1/96,
     collateralized by Federal National Mortgage Association,
     $3,439,693 7.50%, 4/01/26,
     (cost $3,327,930)                                                                      3,327,930           3,327,930
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $51,438,719)                           99.51%                                          54,955,735
--------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                   0.49%                                             273,229
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    100.00%                                         $55,228,964
--------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.
~  American Depository Receipts.
(a) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                     Percent of Net
                                                                             Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                     93.90%
--------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                              12.09%
  Bemis Company, Inc.                                                                          89,000         $  3,014,875
  Morton International, Inc.                                                                   75,000            2,981,250
  Nalco Chemical Company                                                                       85,500            3,099,375
  Sonoco Products Company                                                                     109,350            3,007,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,102,625
--------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                  9.00%
  Pall Corporation                                                                            113,000            3,192,250
  W.W. Grainger, Inc.                                                                          38,700            2,718,675
  York International Corporation                                                               64,000            3,096,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,006,925
--------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                            14.46%
  Interpublic Group Company                                                                    66,500            3,142,125
  Carnival Corporation-Class A                                                                106,000            3,286,000
  Mattel, Inc.                                                                                104,000            2,691,000
  Newell Company                                                                               95,500            2,865,000
  Olsten Corporation                                                                          100,250            2,493,719
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,477,844
--------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                             12.30%
  Avon Products                                                                                58,300            2,893,138
  CPC International, Inc.                                                                      43,000            3,219,625
  Sherwin Williams Company                                                                     63,700            2,954,087
  Sysco Corporation                                                                            96,400            3,241,450
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,308,300
--------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                        2.53%
  Schlumberger, Ltd.                                                                           30,000            2,535,000
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                    13.48%
  American Express Company                                                                     64,000            2,960,000
  Banc One Corporation                                                                         75,900            3,111,900
  Federal National Mortgage Association                                                        62,200            2,169,225
  First Union Center                                                                           39,600            2,643,300
  United Asset Management Corporation                                                         110,400            2,608,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,492,625
--------------------------------------------------------------------------------------------------------------------------

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                           Shares or
                                                                     Percent of Net        Principal
                                                                             Assets          Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                        7.42%
  Johnson & Johnson                                                                            47,800         $  2,449,750
  Pfizer, Inc.                                                                                 24,000            1,899,000
  Schering -- Plough                                                                           50,000            3,075,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,423,750
--------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                   10.03%
  AMP, Inc.                                                                                    68,500            2,654,375
  Electronic Data Systems                                                                      51,500            3,160,813
  Intel Corporation                                                                            25,500            2,433,656
  Linear Technology Company                                                                    48,600            1,792,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,040,969
--------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION & SERVICES                                                     2.66%
  Werner Enterprises, Inc.                                                                    166,450            2,663,200
--------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                     2.84%
  Ameritech Corporation                                                                        27,000            1,420,875
  GTE Corporation                                                                              37,000            1,424,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,845,375
--------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                                 7.09%
  S & P 500-Depository Receipt                                                                 68,000            4,666,500
  Tyco International, Ltd.                                                                     56,400            2,432,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,098,750
--------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $80,135,684)                                                                          93,995,363
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                          6.23%
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/01/96,
     collateralized by $6,440,215
     Federal National Mortgage Association,
     7.5%, 04/01/26, (cost $6,231,774)                                                     $6,231,774            6,231,774
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $86,367,458)                         100.13%                                           100,227,137
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                                 (0.13%)                                             (125,444)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   100.00%                                          $100,101,693
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                  Percent of Net
                                                                          Assets           Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                  55.17%
-------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS                                                            2.02%
  Praxair, Inc.                                                                               70,200         $  3,018,600
  RMI Titanium Company*                                                                       74,000            1,868,500
  Uranium Resources, Inc.*                                                                   103,000            1,339,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,226,100
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                               3.96%
  JLG Industries                                                                             192,000            3,600,000
  Hirsch International Corporation-Class A*                                                   68,750            1,271,875
  Miller Industries, Inc.*                                                                    29,800            1,177,100
  Shaw Group*                                                                                148,000            5,143,000
  Sinter Metals, Inc.-Class A*                                                                52,000            1,040,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,231,975
-------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES                                                        8.86%
  Cintas Corporation                                                                          26,200            1,467,200
  Concord EFS, Inc.*                                                                         200,500            5,162,875
  Correctional Services Corporation*                                                         110,500            1,560,813
  Corrections Corporation of America*                                                         86,000            2,687,500
  Equifax, Inc.                                                                              122,200            3,223,025
  Omnicom Group, Inc.                                                                         71,500            3,342,625
  Paychex, Inc.                                                                               92,305            5,353,690
  Sitel Corporation*                                                                          28,600            1,272,700
  United Waste Systems*                                                                       95,000            3,301,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               27,371,678
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                          6.75%
  Cavalier Homes, Inc.                                                                        93,700            1,733,450
  Clear Channel Communications*                                                               72,000            6,372,000
  Gentex Corporation*                                                                         94,000            2,138,500
  HFS, Inc.*                                                                                  54,000            3,611,250
  Oakwood Homes                                                                               61,800            1,699,500
  Redman Industries, Inc.*                                                                    74,200            2,077,600
  Regal Cinemas, Inc.*                                                                        37,800              945,000
  Watsco, Inc.                                                                                71,250            1,451,719
  West Marine, Inc.*                                                                          25,000              825,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,854,019
-------------------------------------------------------------------------------------------------------------------------

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                  Percent of Net
                                                                          Assets           Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                           3.58%
  Gillette Company                                                                            46,000         $  3,317,750
  Rexall Sundown, Inc.*                                                                      115,050            4,199,325
  Richfood Holdings, Inc.                                                                     95,000            3,538,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,055,825
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                     9.01%
  BJ Services Company*                                                                        78,500            2,845,625
  CalEnergy, Inc.*                                                                           112,000            3,570,000
  Chevron Corporation                                                                         48,400            3,031,050
  Forcenergy Gas Exploration, Inc.*                                                          132,000            3,267,000
  Helmerich & Payne                                                                           38,700            1,688,288
  Imperial Oil, Limited                                                                       34,400            1,462,000
  Panenergy Corporation                                                                       84,900            2,939,662
  Ranger Oil, Limited                                                                        177,500            1,331,250
  Smith International, Inc.*                                                                 123,000            4,320,375
  Swift Energy Company*                                                                      140,500            3,372,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               27,827,250
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                  5.07%
  AAMES Financial Corporation                                                                 26,000            1,309,750
  Cityscape Financial Corporation*                                                            83,000            2,199,500
  North Fork Bancorporation                                                                  111,000            3,496,500
  Safeguard Scientifics, Inc.*                                                                54,200            2,161,225
  Synovus Financial Corporation                                                              130,800            3,400,800
  U.S. Bancorp                                                                                78,000            3,081,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               15,648,775
-------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                     3.26%
  Renal Treatment Centers, Inc.*                                                              64,400            2,141,300
  Service Corporation International                                                          131,200            3,968,800
  U.S. Surgical Corporation                                                                   93,000            3,952,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               10,062,600
-------------------------------------------------------------------------------------------------------------------------

RETAIL                                                                     3.01%
  Federated Department Stores*                                                                84,000            2,814,000
  Just For Feet*                                                                              32,300            1,619,037
  Rent-Way, Inc.*                                                                             95,000            1,199,375
  Safeway, Inc.*                                                                              86,000            3,665,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,298,162
-------------------------------------------------------------------------------------------------------------------------

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                         Shares or
                                                                  Percent of Net         Principal
                                                                          Assets           Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                 7.29%
  ACC Corporation*                                                                            93,900         $  4,436,775
  Aspen Technology, Inc.*                                                                     41,600            2,818,400
  Benchmark Electronics, Inc.*                                                                29,300              879,000
  Computer Task Group                                                                         38,000            1,182,750
  Datastream Systems, Inc.*                                                                   50,000            1,512,500
  HCIA, Inc.*                                                                                 16,000              960,000
  MDL Information Systems, Inc.*                                                              54,000            1,707,750
  Parametric Technology Corporation*                                                         100,000            4,937,500
  Radisys Corporation*                                                                        53,400            2,643,300
  VeriFone, Inc.*                                                                             32,000            1,432,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               22,509,975
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION                                                             2.36%
  Air Express International Corporation                                                      102,000            2,881,500
  Wisconsin Central Transportation Corporation*                                              123,000            4,412,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,294,125
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $112,944,592)                                                                       170,380,484
-------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                        23.16%
-------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Note-PO Strip, 7.34%, 8/15/20                                           $154,000,000           28,194,320
  U.S. Treasury Note-PO Strip, 7.44%, 8/15/21                                            253,000,000           43,346,490
-------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $68,673,247)                                                                                           71,540,810
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                          21.31%
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/01/96,
     collateralized by $68,027,459
     Federal National Mortgage Association,
     7.50%, 04/01/26 (cost $65,833,005)                                                   65,833,005           65,833,005
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $247,450,844)                          99.64%                                         307,754,299
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                   0.36%                                           1,111,907
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    100.00%                                        $308,866,206
-------------------------------------------------------------------------------------------------------------------------

PO - Principal Only Security
* Securities not currently producing income.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                  56.84%
--------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                              8.61%
  Aluminum Company of America                                                                  26,400         $ 1,557,600
  Chirex Incorporated*                                                                         17,100             222,300
  Hexcel Corporation*                                                                          66,200           1,282,625
  IMC Global, Inc.                                                                             18,000             704,250
  Precision Castparts Corporation                                                              12,700             615,950
  Quaker Chemical Corporation                                                                  25,000             371,875
  Rhone Poulenc SA-Class A~                                                                    28,534             798,952
  Titanium Metals Corporation*                                                                  6,900             200,100
  Tremont Corporation*                                                                         15,000             511,875
  Witco Corporation                                                                            15,000             493,125
  W.R. Grace & Company                                                                         20,000           1,050,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,808,652
--------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                 5.58%
  Albany International Corporation-Class A                                                     27,000             583,875
  Aviall, Inc.                                                                                 60,000             487,500
  BE Aerospace, Inc.*                                                                          42,700             880,688
  Browning-Ferris Industries                                                                   15,000             375,000
  Curtiss-Wright Corporation                                                                    9,700             528,650
  Lone Star Technologies, Inc.*                                                                25,100             367,088
  Sequa Corporation-Class A*                                                                   18,100             807,712
  Standard Pacific Corporation                                                                 77,200             443,900
  WMX Technologies, Inc.                                                                       17,800             585,175
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,059,588
--------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                            8.40%
  Barry R.G.*                                                                                  18,750             250,781
  Blair Corporation                                                                            17,300             371,950
  Brinker International, Inc.*                                                                 30,000             510,000
  Darden Restaurants, Inc.                                                                     35,000             301,875
  Deluxe Corporation                                                                           19,000             717,250
  Fruit Of The Loom, Inc.*                                                                     20,000             620,000
  Goodrich BF                                                                                  17,400             785,175
  Hasbro, Inc.                                                                                  5,800             215,325
  Hills Stores Company*                                                                        27,549             196,286
  Kellwood Company                                                                             33,000             548,625
  Kmart Corporation                                                                            60,000             615,000
  Payless Shoesource, Inc.*                                                                    20,000             672,500
  Polaroid Corporation                                                                         15,000             660,000
  Tyco Toys, Inc.*                                                                            125,000             718,750
  Valassis Communications*                                                                     28,300             442,188
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,625,705
--------------------------------------------------------------------------------------------------------------------------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                             4.00%
  Chiquita Brands International                                                                33,600         $   411,600
  Dimon Incorporated                                                                           17,000             325,125
  International Multifoods Corporation                                                         30,000             487,500
  Interstate Bakeries Corporaton                                                               20,200             737,300
  Schweitzer-Mauduit International, Inc.                                                       13,800             462,300
  Universal Corporation                                                                        47,000           1,198,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,622,325
--------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                       8.48%
  Amerada Hess Corporation                                                                     18,000             951,750
  Anderson Exploration*                                                                        18,216             183,191
  Ashland Oil, Inc.                                                                            13,300             528,675
  Burlington Resources, Inc.                                                                   19,200             852,000
  Giant Industries, Inc.                                                                       42,600             612,375
  Mitchell Energy-Class A                                                                      25,000             471,875
  Noble Drilling Corporation*                                                                  34,500             521,812
  Oryx Energy*                                                                                 44,700             793,425
  Patina Oil & Gas Corporation*                                                                37,879             265,153
  Patina Oil & Gas-Warrants*                                                                   18,939              18,939
  Rowan Companies, Inc.*                                                                       60,000           1,117,500
  Tosco Corporation                                                                            14,000             768,250
  U.S.X. Marathon Group, Inc.                                                                  28,300             611,988
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,696,933
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                    4.91%
  California Federal Bank*                                                                     25,556             594,177
  CIGNA Corporation                                                                            12,100           1,450,488
  Danielson Holding Company*                                                                   76,000             418,000
  Highlands Insurance Group*                                                                   30,000             600,000
  Lehman Brothers Holding, Inc.                                                                24,840             633,420
  Old Republic International Corporation                                                       16,500             408,375
  Paul Revere Corporation                                                                      13,000             354,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,458,710
--------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                       1.10%
  Fresenius Medical Care                                                                       20,260             471,045
  Novacare, Inc.*                                                                              56,000             525,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  996,045
--------------------------------------------------------------------------------------------------------------------------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                   3.19%
  Advanced Fibre Company*                                                                         200         $     5,000
  Alcatel Alsthom~                                                                             50,378             850,129
  Compuware Corporation*                                                                       10,000             457,500
  Elsag Baily Process Auto NV*                                                                 25,000             534,375
  International Business Machines Corporation                                                   5,000             622,500
  Qualcomm, Inc.*                                                                              10,000             425,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,894,504
--------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION & SERVICES                                                    4.19%
  AMR Corporation*                                                                              9,164             729,683
  Bergesen Dyas-Class A~                                                                       20,000             424,514
  Boeing Company                                                                                6,000             567,000
  Canadian Pacific, Ltd.                                                                       23,500             543,438
  Halter Marine Group*                                                                          3,500              41,125
  Nordic American Tanker Ship-Warrants*                                                        20,000              95,000
  OMI Corporation*                                                                             55,900             398,288
  Overseas Shipholding Group                                                                   25,000             412,500
  Roadway Express, Inc.                                                                        40,000             595,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,806,548
--------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                    3.21%
  B.C.E., Inc.                                                                                 25,400           1,085,850
  Enserch Corporation                                                                           4,800             100,200
  Niagara Mohawk Power                                                                        120,700             965,600
  Petroleum Heat & Power                                                                      108,566             759,962
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,911,612
--------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                                1.60%
  Bradley Real Estate                                                                           7,546             122,622
  Catellus Development Corporation*                                                            30,000             296,250
  Koger Equity, Inc.*                                                                          27,500             429,688
  Newhall Land & Farming Company~                                                              36,100             609,187
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,457,747
--------------------------------------------------------------------------------------------------------------------------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                           Shares or
                                                                    Percent of Net         Principal
                                                                            Assets          Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES                                                           3.57%
  CAE, Inc.                                                                                    75,000         $   575,293
  Cameco Corporation                                                                           12,000             590,597
  Far East Levingston                                                                         180,000             850,142
  Onex Corporation                                                                             23,400             243,042
  St. Lawrence Cement, Inc.                                                                    45,000             298,932
  Technip SA*                                                                                   7,500             685,396
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,243,402
--------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $42,362,092)                                                                         51,581,771
--------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS                                               2.21%
--------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                              0.66%
  Cooper Industries                                                                            29,000             594,500
--------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                 0.41%
  Elsag Bailey Process Auto NV (a)                                                              9,300             378,975
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                    1.13%
  Glendale Federal Bank                                                                        21,700           1,022,613
--------------------------------------------------------------------------------------------------------------------------

RETAIL                                                                       0.01%
  Intertan, Inc.*                                                                               1,200               7,650
--------------------------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS (COST $1,385,599)                                                                        2,003,738
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                5.61%
--------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                              0.26%
  Aluminum Company of America, 5.75%, 2/01/01                                             $   250,000             239,395
--------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                 0.11%
  Lockheed Corporation, 6.75%, 3/15/03                                                        100,000              98,287
--------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                            0.20%
  Sears Roebuck Company, 9.25%, 4/15/98                                                       175,000             182,740
--------------------------------------------------------------------------------------------------------------------------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net         Principal
                                                                            Assets          Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                             0.25%
  Gillette Company, 5.75%, 10/15/05                                                       $   250,000         $   227,892
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                    2.93%
  American General Finance Corporation,
     5.88%, 7/01/00                                                                           250,000             242,642
  Associates Corporation of North America,
     5.25%, 3/30/00                                                                           250,000             238,995
  Chase Manhattan Corporation, 7.75%, 11/01/99                                                250,000             257,758
  Comerica Bank, 7.13%, 12/01/13                                                              250,000             232,285
  Dean Witter Discover, 6.25%, 3/15/00                                                        100,000              98,480
  First National Bank of Boston, 8.00%, 9/15/04                                               250,000             260,835
  Ford Motor Credit, 8.88%, 6/15/99                                                           100,000             105,552
  Great Western Financial, 6.38%, 7/01/00                                                     250,000             246,625
  Home Savings of Americas, 6.00%, 11/01/00                                                   250,000             241,848
  Security Benefits Life Company, 8.75%, 5/15/16 (a)                                          500,000             510,800
  Toronto Dominion Bank, 6.13%, 11/01/08                                                      250,000             225,985
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,661,805
--------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                    1.86%
  Duke Power Company, 7.00%, 6/01/00                                                          100,000             101,092
  Florida Power & Light Company, 5.38%, 4/01/00                                               250,000             238,972
  Pacific Gas & Electric Company, 5.93%, 10/08/03                                             250,000             233,045
  Philadelphia Electric Company, 7.50%, 1/15/99                                               100,000             101,968
  Southwestern Public Service Company, 6.88%, 12/01/99                                        250,000             251,723
  System Energy Resources, 7.71%, 8/01/01                                                     500,000             507,345
  Union Electric Company, 6.75%, 10/15/99                                                     250,000             250,463
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,684,608
--------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $5,275,855)                                                                         5,094,727
--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                        23.95%
--------------------------------------------------------------------------------------------------------------------------
  Government National Mortgage Association
     6.50%-7.00%, 9/15/23-2/15/26                                                           5,393,155           5,155,657
  U.S. Treasury Bond, 7.25%, 5/15/16                                                        2,500,000           2,554,975
  U.S. Treasury Notes, 5.13%-6.50%,
     3/31/98-8/15/05                                                                       14,250,000          14,027,505
--------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $21,976,652)                                                                                           21,738,137
--------------------------------------------------------------------------------------------------------------------------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                    Percent of Net         Principal
                                                                            Assets          Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                 10.25%
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Lehman Brothers, Inc.
     Dated 9/30/96, 5.70%, Due 10/01/96,
     collateralized by $9,531,000,
     U.S. Treasury Bond,
     4.93%, 10/31/96 (cost $9,302,000)                                                    $ 9,302,000         $ 9,302,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $80,302,197)                                  98.86%                                   89,720,373
--------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                          1.14%                                    1,037,208
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                           100.00%                                  $90,757,581
--------------------------------------------------------------------------------------------------------------------------

 * Non-income producing.
 ~ American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

    SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                   Percent of Net     Principal
                                                                       Assets          Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES                                         99.01%
------------------------------------------------------------------------------------------------------------------------

ARIZONA                                                                               3.36%
  Pima County Arizona IDA, 7.25%, 7/15/10                                                     $1,665,000    $ 1,840,591
------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                                                                            3.92%
  Carson Improvement Board Act 1915,
     Special Assessment District 92, 7.38%, 9/02/22                                              720,000        757,865
  Orange County Community Facilities District, Series A, 7.35%,
     8/15/18                                                                                     300,000        347,718
  San Francisco City & County Airport, 6.30%, 5/01/25                                          1,000,000      1,041,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,147,533
------------------------------------------------------------------------------------------------------------------------

COLORADO                                                                              6.87%
  Colorado Housing Authority, 7.00%, 11/01/24                                                    605,000        628,341
  Denver City & County Airport Revenue, 7.75%-8.50%,
     11/15/13-11/15/23                                                                         2,700,000      3,133,234
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,761,575
------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA                                                                  1.55%
  Metropolitan Washington, General Airport Revenue,
     Series A, 6.63%, 10/01/19                                                                   800,000        852,048
------------------------------------------------------------------------------------------------------------------------

FLORIDA                                                                               5.10%
  Hillsborough County, 6.25%, 12/01/34                                                         1,250,000      1,309,763
  Sarasota County, Health Facilities Authority Revenue, 10.00%,
     7/01/22                                                                                   1,180,000      1,484,251
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,794,014
------------------------------------------------------------------------------------------------------------------------

GEORGIA                                                                               3.88%
  Cobb County Development Authority Revenue Bonds, Series 92A,
     8.00%, 6/01/22                                                                            1,000,000      1,015,000
  Monroe County Development Authority PCR, 6.75%, 1/01/10                                      1,000,000      1,111,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,126,440
------------------------------------------------------------------------------------------------------------------------

ILLINOIS                                                                              8.46%
  Broadview Tax Increment Revenue, 8.25%, 7/01/13                                              1,000,000      1,088,190
  Chicago Heights Residential Mortgage,
     (effective yield-2.85%) (a), 6/01/09                                                      3,465,000      1,410,740
  Chicago, Capital Appreciation,
     (effective yield-1.74%) (a), 7/01/16                                                      2,000,000        569,840
  Illinois Health Facilities Authority Revenue, 9.50%, 10/01/22                                1,250,000      1,564,237
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,633,007
------------------------------------------------------------------------------------------------------------------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

INDIANA                                                                               0.54%
  Indiana Transportation Finance Authority, Series A, (effective
     yield-1.70%) (a), 6/01/17                                                                $1,000,000    $   293,010
------------------------------------------------------------------------------------------------------------------------

IOWA                                                                                  1.23%
  Student Loan Liquidity Corporation, Student Loan Revenue, Series
     C, 6.95%, 3/01/06                                                                           625,000        671,831
------------------------------------------------------------------------------------------------------------------------

KENTUCKY                                                                              3.78%
  Jefferson County, Hospital Revenue, 8.85%*, 10/01/08                                           500,000        565,625
  Kenton County Airport Board Revenue, OID, 7.50%, 2/01/20                                     1,400,000      1,501,458
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,067,083
------------------------------------------------------------------------------------------------------------------------

MAINE                                                                                 1.90%
  Maine State Housing Authority, Series C, 6.88%, 11/15/23                                     1,000,000      1,037,700
------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS                                                                         3.53%
  Massachusetts State Health and Educational Facilities Authority,
     OID Revenue Bonds, Series A, 6.00%, 10/01/23                                              1,000,000        833,870
  Massachusetts State Health and Education, 6.88%, 4/01/22                                     1,000,000      1,100,660
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,934,530
------------------------------------------------------------------------------------------------------------------------

MICHIGAN                                                                              1.10%
  Romulus Community Schools, Refunding,
     (effective yield-1.42%) (a), 5/01/20                                                      2,385,000        599,637
------------------------------------------------------------------------------------------------------------------------

NEBRASKA                                                                              0.67%
  Nebraska Finance Authority, SFM, 9.27%*, 9/15/24                                               350,000        365,750
------------------------------------------------------------------------------------------------------------------------

NEVADA                                                                                0.96%
  Henderson Local Improvement District, Special Assessment, Series
     A, 8.50%, 11/01/12                                                                          500,000        524,995
------------------------------------------------------------------------------------------------------------------------

NEW YORK                                                                             21.47%
  Clifton Springs Hospital Refunding & Improvement, 8.00%, 1/01/20                               855,000        872,331
  Herkimer County, IDA, 8.00%, 1/01/09                                                         1,000,000        975,650
  Metropolitan Transportation Authority, 4.75%, 7/01/19                                        1,000,000        828,040
  New York City, Series H, 7.20%, 2/01/13                                                      1,500,000      1,609,830
  New York State Dorm Authority, 5.50%, 7/01/16                                                5,000,000      4,919,700
  New York State Mortgage Agency, 6.15%, 10/01/17                                              2,500,000      2,548,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                             11,754,451
------------------------------------------------------------------------------------------------------------------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA                                                                          1.97%
  Ward County, Healthcare Facilities, 8.88%, 11/15/24                                         $1,000,000    $ 1,080,480
------------------------------------------------------------------------------------------------------------------------

OKLAHOMA                                                                              1.88%
  Oklahoma City, Industrial and Cultural Facilities Trust, 6.75%,
     9/15/17                                                                                   1,000,000      1,026,640
------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA                                                                          2.82%
  Pennsylvania Economic Development, 6.40%, 1/01/09                                              500,000        492,240
  Philadelphia Hospital and Higher Education Facilities, 6.50%,
     11/15/08                                                                                  1,000,000      1,050,030
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,542,270
------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND                                                                          0.77%
  West Warwick, Series A, GO Bonds, 6.80%-7.30%, 7/15/98-7/15/08                                 395,000        421,576
------------------------------------------------------------------------------------------------------------------------

TENNESSEE                                                                             8.29%
  Memphis Shelby County Airport Authority Special Facilities Revenue
     Refunding, 7.88%, 9/01/09                                                                 1,500,000      1,673,310
  Tennessee Housing, 7.38%, 7/01/23                                                            2,750,000      2,865,748
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,539,058
------------------------------------------------------------------------------------------------------------------------

TEXAS                                                                                 4.59%
  Brazos Higher Education Authority Student Loan Revenue, 7.10%,
     11/01/04                                                                                    550,000        606,034
  Dallas-Fort Worth International Airport Facility Revenue Bonds,
     7.25%, 11/01/30                                                                           1,000,000      1,065,060
  Texas State Department of Housing and Community Affairs Refunding,
     Series C, 9.85%*, 7/02/24                                                                   750,000        840,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,511,094
------------------------------------------------------------------------------------------------------------------------

UTAH                                                                                  3.59%
  Bountiful Hospital Revenue, 9.50%, 12/15/18                                                    240,000        264,487
  Utah State Housing Finance Commission, 7.20%, 1/01/27                                        1,630,000      1,703,024
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,967,511
------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA                                                                         6.78%
  Harrison County, 6.75%, 8/01/24                                                              2,000,000      2,185,380
  West Virginia State Hospital Finance Authority Revenue, 8.48%*,
     1/01/18                                                                                   1,500,000      1,529,190
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,714,570
------------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM MUNICIPAL SECURITIES (COST $51,266,294)                                                      54,207,394
------------------------------------------------------------------------------------------------------------------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                          Percent of Net
                                                                              Assets                        Market Value
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $51,266,294)                                   99.01%                               $54,207,394
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                           0.99%                                   541,644
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                            100.00%                               $54,749,038
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS

GO - General Obligation                               PCR - Pollution Control Revenue
IDA - Industrial Development Authority                SFM - Single Family Mortgage
OID - Original Issue Discount

*  Represents inverse floating rate securities.

(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                              Principal
                                                                     Percent of Net Assets     Amount       Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS                                                100.09%
------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                               13.02%
  Advanta Mortgage Loan Trust, Series 1993-4,
     5.55%, 3/25/10-1/25/25                                                                  $ 3,301,256    $ 3,074,200
  Equifax Credit Corporation, Series 1994-1,B
     5.75%, 3/15/09                                                                            3,031,444      2,917,531
  Fifth Third Auto Grantor Trust 6.20%, 9/15/01                                                2,653,538      2,649,407
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-1 B1, 6.00%, 3/15/08                                                          1,356,995      1,320,021
  World Omni, Series 1993-B, 5.05%, 8/15/99 (b)                                                  373,717        369,611
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES (COST $10,382,856)                                                             10,330,770
------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                               42.91%
  Federal Home Loan Mortgage Corporation
     6.50%, Series 1647B, 11/15/08 - REMIC, CMO*                                               4,259,188      3,995,395
     7.50%, 9/17/11 (a)                                                                        6,500,000      6,517,251
     6.00%, Series 48 H, 7/15/20 - REMIC, CMO                                                  3,500,000      3,062,007
  Government National Mortgage Association
     7.00%, 12/15/08-9/20/22*                                                                 10,097,915     10,072,328
     8.00%, 6/17/26, TBA (a)                                                                   3,300,000      3,332,713
     7.00%, 10/17/26, TBA (a)                                                                  6,000,000      5,749,890
  U.S. Treasury Note-PO Strip, 5/15/21                                                         7,500,000      1,307,925
------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $34,051,083)                                                                                         34,037,509
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                       25.15%
------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                           20.39%
  Capital One Bank, 7.15%-7.20%, 7/19/99-9/15/06                                               4,750,000      4,786,204
  Developers Diversified Realty, 6.58%-7.63%,
     5/15/00-2/06/01*                                                                          2,750,000      2,733,704
  Lehman Brothers, Inc., 7.50%, 8/01/26                                                        2,000,000      2,013,058
  Nationsbank, 7.50%, 9/15/06                                                                  1,500,000      1,514,457
  Salomon, Inc., 6.00%, 1/12/98*                                                               3,000,000      2,975,190
  Sunamerica, Inc., 7.34%, 8/30/05*                                                            1,200,000      1,183,643
  Travelers, Inc., 6.88%, 6/01/25*                                                             1,000,000        974,118
------------------------------------------------------------------------------------------------------------------------
                                                                                                             16,180,374
------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                           3.15%
  Phillips Electronics, 7.20%, 6/01/26                                                         2,500,000      2,496,093
------------------------------------------------------------------------------------------------------------------------

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                              Principal
                                                                     Percent of Net Assets     Amount       Market Value
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                            1.61%
  Mississippi Power & Light, 8.80%, 4/01/05*                                                 $ 1,250,000    $ 1,278,556
------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $19,825,752)                                                                     19,955,023
------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS                                   11.08%
  Chase Mortgage Finance Corporation,
     Series 1993-L2 M, 7.00%, 10/25/2                                                          3,049,878      2,862,033
  General Electric Capital Mortgage Services, Inc.,
     Series 1993-18 B1, 6.00%, 2/25/09                                                         2,189,212      2,015,658
  Prudential Home, Series 1995-5, 7.25%, 9/25/25                                               4,103,834      3,914,409
------------------------------------------------------------------------------------------------------------------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $8,974,599)                                                                                           8,792,100
------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                                     7.93%
  General Mortgage Securities II, Inc., 1995-1, 6/25/20                                           30,725        711,083
  General Mortgage Securities II, Inc., 1995-4, 6/25/23                                           16,730        580,564
  General Mortgage Securities II, Inc., 1996-1, 11/25/22                                          16,749        650,567
  National Mortgage Funding I, Inc., 1995-1, 4/28/25                                              25,599        442,830
  National Mortgage Funding I, Inc., 1995-4, 3/20/21                                              14,171        220,518
  National Mortgage Funding I, Inc., 1995-5, 3/25/22                                               9,018        534,696
  National Mortgage Funding I, Inc., 1995-7, 9/17/25                                              39,671        966,635
  National Mortgage Funding I, Inc., 1995-8, 8/25/22                                              45,000        761,310
  National Mortgage Funding I, Inc., 1995-9, 11/19/25                                             42,588        679,954
  National Mortgage Funding I, Inc., 1996-3, 2/17/26                                              23,343        738,131
------------------------------------------------------------------------------------------------------------------------

TOTAL RESIDUAL INTERESTS (COST $6,475,626)                                                                    6,286,288
------------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS (COST $79,709,916)                                                               79,401,690
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                 19.42%
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/01/96,
     collateralized by $15,918,267
     Federal National Mortgage Association,
     7.50%, 4/01/26 (cost $15,404,136)                                                        15,404,136     15,404,136
------------------------------------------------------------------------------------------------------------------------

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                     Percent of Net Assets                  Market Value
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $95,114,052)                                   119.51%                              $94,805,826
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                         (19.51%)                              (15,474,597 )
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                             100.00%                              $79,331,229
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS

CMO - Collateralized Mortgage Obligation
PO - Principal Only Security
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced

(a) At September 30, 1996, the cost of securities purchased on a when-issued basis totaled $15,552,760.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

* At September 30, 1996, $15,595,000 principal amount of these securities has been segregated for a commitment to purchase when-issued securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                              36.68%
  Advanta Mortgage Loan Trust 1993-4, 4.75%-5.55% 2/25/10-3/25/10                             $2,287,765    $ 2,180,893
  AFC Home Equity Loan, 6.60%, 2/25/27                                                         1,499,955      1,456,568
  Equifax Credit Corporation 1994-1B, 5.75%, 3/15/09                                             963,794        927,578
  Fifth Third Auto Grantor Trust, 6.20%, 9/15/01                                               1,328,128      1,326,061
  General Motors Acceptance Corporation, 6.30%, 6/15/99                                          254,502        254,505
  Old Stone Credit Corporation, 6.20%, 6/15/08                                                   559,383        546,747
  Olympic Automobiles Receivables Trust, 6.85%- 7.35%,
     6/15/01-10/15/01                                                                          3,524,642      3,557,808
  Union Acceptance Corporation, 6.45%, 7/08/03                                                 1,324,393      1,324,005
  World Omni 1993 B, 5.05%, 8/15/99 (b)                                                          151,506        149,842
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES (COST $11,732,069)                                                             11,724,007
------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                              30.01%
  Federal Home Loan Mortgage Corporation
     6.50%, 5/15/08, CMO*                                                                      2,322,657      2,200,608
     7.50%, 4/16/26, MBS, TBA (a)                                                              2,800,000      2,807,431
  Federal National Mortgage Association
     10.00%, 6/01/05, MBS                                                                        445,462        466,379
  Government National Mortgage Association
     7.00%, 12/15/08, MBS*                                                                     2,897,091      2,876,036
     7.00%, 9/20/22, ARM                                                                       1,230,226      1,246,075
------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $9,682,181)                                                                                           9,596,529
------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION                                    1.31%
  Ryland Acceptance Corporation, 9.63%,
     9/25/17 (cost $413,133)                                                                     419,778        419,193
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                       16.50%
  Capital One Bank, 7.15%-7.20%, 7/19/99-9/15/06                                               2,500,000      2,517,656
  Developers Diversified Realty, 6.58%, 2/06/01                                                  750,000        724,375
  Mississippi Power & Light, 8.80%, 4/01/05                                                    1,000,000      1,022,845
  Salomon, Inc., 8.62%, 2/17/97                                                                1,000,000      1,009,141
------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $5,247,846)                                                                       5,274,017
------------------------------------------------------------------------------------------------------------------------

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                                     1.96%
  General Mortgage Securities II, Inc., 1996-3, 6/20/25                                       $   13,960    $   223,478
  National Mortgage Funding, Inc., 1996-4, 10/25/21                                                5,630        204,491
  National Mortgage Funding, Inc., 1996-6, 5/22/26                                                14,923        198,628
------------------------------------------------------------------------------------------------------------------------

TOTAL RESIDUAL INTERESTS (COST $649,604)                                                                        626,597
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                 22.82%
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 9/30/96, 5.78%, due 10/01/96,
     collateralized by $7,537,663
     Federal National Mortgage Association,
     7.50%, 4/01/26 (cost $7,294,053)                                                          7,294,053      7,294,053
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $35,018,886)                                    109.28%                              34,934,396
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                           (9.28%)                              (2,967,806 )
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                              100.00%                             $31,966,590
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS

ARM - Adjustable Rate Mortgage
CMO - Collateralized Mortgage Obligations
MBS - Mortgage Backed Securities
TBA - To Be Announced

(a) At September 30, 1996, the cost of securities purchased on a when-issued basis totaled $2,798,906.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

* At September 30, 1996, $3,030,000 principal amount of these securities has been segregated for a commitment to purchase when-issued securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

                                                                                             Mentor          Mentor
                                                                          Mentor            Perpetual       Capital
                                                                          Growth             Global          Growth
                                                                        Portfolio           Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value * (Note 2)
     Investment securities                                             $363,689,931        $51,627,805    $ 93,995,363
     Repurchase agreements                                               52,004,489          3,327,930       6,231,774
----------------------------------------------------------------------------------------------------------------------------------
     Total Investments                                                  415,694,420         54,955,735     100,227,137
----------------------------------------------------------------------------------------------------------------------------------
  Cash                                                                            -                  -               -
  Receivables
     Investments sold                                                     4,441,279          1,376,197               -
     Fund shares sold                                                     1,625,128            887,129         180,798
     Dividends and interest                                                  64,822            108,226          93,131
     Closed forward foreign currency contracts                                    -                444               -
  Deferred expenses (Note 2)                                                 19,058             27,558          18,000
  Other assets                                                                    -                  -               -
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                       421,844,707         57,355,289     100,519,066
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payables
     Investments purchased                                                9,602,057          2,085,235         256,000
     Dollar roll agreement                                                        -                  -               -
     Fund shares redeemed                                                   200,159             19,254          97,424
     Dividends                                                                    -                  -               -
     Forward foreign currency exchange
       contracts held (Note 8)                                                    -              1,629               -
  Accrued expenses and other liabilities                                    192,331             20,207          63,949
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                    9,994,547          2,126,325         417,373
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $411,850,160        $55,228,964    $100,101,693
----------------------------------------------------------------------------------------------------------------------------------
Net Assets represented by: (Note 2)
  Additional paid-in capital                                           $258,480,220        $49,783,985    $ 72,087,322
  Accumulated net investment income                                               -            (96,740)         11,836
  Accumulated distributions in excess of net
     investment income                                                            -                  -               -
  Accumulated net realized gain (loss) on
     investment transactions                                             53,707,022          2,024,947      14,142,856
  Net unrealized appreciation (depreciation) of investments
     and foreign currency related transactions                           99,662,918          3,516,772      13,859,679
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $411,850,160        $55,228,964    $100,101,693
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A Shares                                                             $18.47             $17.86          $19.36
  Class B Shares                                                             $18.29             $17.46          $18.92
OFFERING PRICE PER SHARE
  Class A Shares                                                             $19.60(a)          $18.95(a)       $20.54(a)
  Class B shares                                                             $18.29             $17.46          $18.92
SHARES OUTSTANDING
  Class A Shares                                                          2,180,561            733,629       1,647,133
  Class B Shares                                                         20,320,150          2,412,641       3,604,659
----------------------------------------------------------------------------------------------------------------------------------
     Total Shares Outstanding                                            22,500,711          3,146,270       5,251,792
----------------------------------------------------------------------------------------------------------------------------------

*   Investments at cost are $316,031,502, $51,438,719, $86,367,458,
    $247,450,844, $80,302,197, $51,266,294, $95,114,052 and $35,018,886,
    respectively.
(a) Computation of offering price: 100/94.25 of net asset value.
(b) Computation of offering price: 100/95.25 of net asset value.
(c) Computation of offering price: 100/99 of net asset value.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                          Mentor          Mentor
                                                                          Mentor        Income and       Municipal
                                                                         Strategy         Growth          Income
                                                                        Portfolio        Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value * (Note 2)
     Investment securities                                             $241,921,294     $80,418,373     $54,207,394
     Repurchase agreements                                               65,833,005       9,302,000               -
-----------------------------------------------------------------------------------------------------------------------
     Total Investments                                                  307,754,299      89,720,373      54,207,394
-----------------------------------------------------------------------------------------------------------------------
  Cash                                                                          764             447               -
  Receivables
     Investments sold                                                       596,250           9,126               -
     Fund shares sold                                                       962,296       1,059,199          88,333
     Dividends and interest                                                  89,400         429,407         872,064
     Closed forward foreign currency contracts                                    -               -               -
  Deferred expenses (Note 2)                                                 45,337               -               -
  Other assets                                                                    -               -               -
-----------------------------------------------------------------------------------------------------------------------
     Total assets                                                       309,448,346      91,218,552      55,167,791
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payables
     Investments purchased                                                        -          49,900               -
     Dollar roll agreement                                                        -               -               -
     Fund shares redeemed                                                   444,817          86,935         138,109
     Dividends                                                                    -               -         237,075
     Forward foreign currency exchange
       contracts held (Note 8)                                                    -               -               -
  Accrued expenses and other liabilities                                    137,323         324,136          43,569
-----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                      582,140         460,971         418,753
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $308,866,206     $90,757,581     $54,749,038
-----------------------------------------------------------------------------------------------------------------------
Net Assets represented by: (Note 2)
  Additional paid-in capital                                           $225,524,569     $73,417,788     $54,408,948
  Accumulated net investment income                                               -          98,562               -
  Accumulated distributions in excess of net
     investment income                                                            -               -         (89,604)
  Accumulated net realized gain (loss) on
     investment transactions                                             23,038,182       7,823,065      (2,511,406)
  Net unrealized appreciation (depreciation) of investments
     and foreign currency related transactions                           60,303,455       9,418,166       2,941,100
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $308,866,206     $90,757,581     $54,749,038
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A Shares                                                             $17.96          $19.16          $15.04
  Class B Shares                                                             $17.79          $19.18          $15.05
OFFERING PRICE PER SHARE
  Class A Shares                                                             $19.06(a)       $20.33(a)       $15.79(b)
  Class B shares                                                             $17.79          $19.18          $15.05
SHARES OUTSTANDING
  Class A Shares                                                          1,134,383       1,263,439       1,169,466
  Class B Shares                                                         16,214,886       3,469,932       2,468,725
-----------------------------------------------------------------------------------------------------------------------
     Total Shares Outstanding                                            17,349,269       4,733,371       3,638,191
-----------------------------------------------------------------------------------------------------------------------



                                                                         Mentor            Mentor
                                                                         Quality       Short-Duration
                                                                         Income            Income
                                                                        Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value * (Note 2)
     Investment securities                                             $79,401,690      $ 27,640,343
     Repurchase agreements                                              15,404,136         7,294,053
-----------------------------------------------------------------------------------------------------------------
     Total Investments                                                  94,805,826        34,934,396
-----------------------------------------------------------------------------------------------------------------
  Cash                                                                      67,381            19,011
  Receivables
     Investments sold                                                            -                 -
     Fund shares sold                                                      111,616           114,516
     Dividends and interest                                                764,606           200,675
     Closed forward foreign currency contracts                                   -                 -
  Deferred expenses (Note 2)                                                     -            31,269
  Other assets                                                               8,120                 -
-----------------------------------------------------------------------------------------------------------------
     Total assets                                                       95,757,549        35,299,867
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payables
     Investments purchased                                               9,046,666         2,801,750
     Dollar roll agreement                                               6,506,094                 -
     Fund shares redeemed                                                  372,664           373,170
     Dividends                                                             458,127           147,268
     Forward foreign currency exchange
       contracts held (Note 8)                                                   -                 -
  Accrued expenses and other liabilities                                    42,769            11,089
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                  16,426,320         3,333,277
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $79,331,229      $ 31,966,590
-----------------------------------------------------------------------------------------------------------------
Net Assets represented by: (Note 2)
  Additional paid-in capital                                           $94,833,231      $ 32,295,594
  Accumulated net investment income                                              -                 -
  Accumulated distributions in excess of net
     investment income                                                    (111,276)          (95,733)
  Accumulated net realized gain (loss) on
     investment transactions                                           (15,082,500)         (148,781)
  Net unrealized appreciation (depreciation) of investments
     and foreign currency related transactions                            (308,226)          (84,490)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $79,331,229      $ 31,966,590
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A Shares                                                            $12.91            $12.50
  Class B Shares                                                            $12.93            $12.50
OFFERING PRICE PER SHARE
  Class A Shares                                                            $13.55(b)         $12.63 (c)
  Class B shares                                                            $12.93            $12.50
SHARES OUTSTANDING
  Class A Shares                                                         1,633,938           595,992
  Class B Shares                                                         4,504,962         1,962,022
-----------------------------------------------------------------------------------------------------------------
     Total Shares Outstanding                                            6,138,900         2,558,014
-----------------------------------------------------------------------------------------------------------------

                                       63

MENTOR FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

                                                                                    Mentor                Mentor
                                                             Mentor               Perpetual               Capital
                                                             Growth                 Global                Growth
                                                            Portfolio             Portfolio              Portfolio
-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                 $ 2,364,361            $  132,950            $   221,224
  Dividends (Net of withholding taxes)***                      642,265               474,933              1,552,160
-------------------------------------------------------------------------------------------------------------------
       Total investment income (Note 2)                      3,006,626               607,883              1,773,384
-------------------------------------------------------------------------------------------------------------------

EXPENSES
  Management fee (Note 4)                                    2,313,470               368,592                728,536
  Distribution fees (Note 5)                                 2,260,899               183,636                458,606
  Shareholder services fees (Note 5)                           826,239                83,771                227,668
  Transfer agent fee                                           417,843                45,295                126,606
  Administration fee (Note 4)                                  330,496                33,508                 91,067
  Registration expenses                                        126,424                 9,288                 20,554
  Shareholder reports and postage expenses                     119,543                18,583                 39,158
  Custodian and accounting fees                                 84,681                80,604                 26,605
  Legal and audit fees                                          37,713                 8,650                 23,559
  Directors' fees and expenses                                   9,857                   996                  2,732
  Organizational expenses                                        8,550                11,097                  3,862
  Miscellaneous                                                 35,085                10,831                 16,457
-------------------------------------------------------------------------------------------------------------------
       Total expenses                                        6,570,800               854,851              1,765,410
-------------------------------------------------------------------------------------------------------------------
Deduct
  Waiver of administration fee (Note 4)                              -                     -                      -
  Waiver of management fee (Note 4)                                  -                     -                      -
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                 6,570,800               854,851              1,765,410
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                (3,564,174)             (246,968)                 7,974
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
     Net realized gain (loss) on investments
       and futures contracts (Note 2)                       63,686,744             2,247,124             16,294,346
     Change in unrealized appreciation (depreciation)       22,942,450             2,553,849              3,307,505
-------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments and futures contracts                    86,629,194             4,800,973             19,601,851
-------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       operations                                          $83,065,020            $4,554,005            $19,609,825
-------------------------------------------------------------------------------------------------------------------

**  Net of interest expense $38,793 for the Mentor Short-Duration Income
    Portfolio.
*** Withholding taxes were $2,014, $51,311, $4,820 and $23,319 for the Mentor
    Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Strategy Portfolio, and Mentor Income and Growth Portfolio, respectively for the year ended September 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                Mentor      Mentor         Mentor       Mentor
                                                                 Mentor       Income and   Municipal      Quality    Short-Duration
                                                                Strategy         Growth     Income         Income        Income
                                                                Portfolio      Portfolio   Portfolio      Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                     $ 3,888,338   $ 1,797,747   $3,850,534    $ 6,546,848   $1,872,241**
  Dividends (Net of withholding taxes)***                        1,528,175       857,844            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
       Total investment income (Note 2)                          5,416,513     2,655,591    3,850,534      6,546,848    1,872,241
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Management fee (Note 4)                                        2,287,369       575,647      344,784        495,545      138,400
  Distribution fees (Note 5)                                     1,910,928       411,096      190,043        298,041       70,827
  Shareholder services fees (Note 5)                               672,756       191,882      143,660        206,477       69,200
  Transfer agent fee                                               316,931        99,286       63,210        145,276       70,180
  Administration fee (Note 4)                                      269,102        76,753       57,464         82,591       27,680
  Registration expenses                                            108,021        20,713       38,453         37,079        7,412
  Shareholder reports and postage expenses                          94,506        32,871       32,588         30,044        9,383
  Custodian and accounting fees                                     76,182        36,677       16,047         37,170       12,579
  Legal and audit fees                                              29,550        23,033       12,590         27,714        3,894
  Directors' fees and expenses                                       7,726         2,648        2,529          3,683        1,011
  Organizational expenses                                           20,207             -            -              -        6,432
  Miscellaneous                                                     19,686         1,280        3,348         19,305        2,961
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                            5,812,964     1,471,886      904,716      1,382,925      419,959
------------------------------------------------------------------------------------------------------------------------------------
Deduct
  Waiver of administration fee (Note 4)                                  -             -            -              -       27,680
  Waiver of management fee (Note 4)                                      -             -            -        217,329       83,567
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                     5,812,964     1,471,886      904,716      1,165,596      308,712
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (396,451)     1,183,705    2,945,818      5,381,252    1,563,529
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
     Net realized gain (loss) on investments
       and futures contracts (Note 2)                           24,144,971     8,390,313      149,379     (1,415,843)    (113,895)
     Change in unrealized appreciation (depreciation)           22,559,071     3,327,836      320,865       (937,621)    (364,509)
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments and futures contracts                        46,704,042    11,718,149      470,244     (2,353,464)    (478,404)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       operations                                              $46,307,591   $12,901,854   $3,416,062    $ 3,027,788   $1,085,125
------------------------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Mentor Perpetual Global
                                                                Mentor Growth Portfolio               Portfolio
                                                              ----------------------------    --------------------------
                                                                  Year           Period          Year           Year
                                                                 Ended           Ended           Ended          Ended
                                                                9/30/96         9/30/95*        9/30/96        9/30/95
------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                $ (3,564,174)   $ (1,966,059)   $  (246,968)   $   (16,767)
  Net realized gain (loss) on investments and futures
     contracts                                                  63,686,744      24,885,052      2,247,124        862,461
  Change in unrealized appreciation (depreciation)              22,942,450      38,888,234      2,553,849        942,613
------------------------------------------------------------------------------------------------------------------------
  Increase in net assets from operations                        83,065,020      61,807,227      4,554,005      1,788,307
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                                             -               -              -              -
     Class B                                                             -               -              -              -
  Distributions in excess of net investment income
     Class A                                                             -               -              -              -
     Class B                                                             -               -              -              -
  Net realized gain on investments
     Class A                                                    (2,238,213)              -       (338,447)             -
     Class B                                                   (27,048,016)              -       (688,165)             -
------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                           (29,286,229)              -     (1,026,612)             -
------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from portfolio share transactions     91,376,945      14,761,239     32,180,438        863,287
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                              145,155,736      76,568,466     35,707,831      2,651,594

NET ASSETS
     Beginning of period                                       266,694,424     190,125,958     19,521,133     16,869,539
------------------------------------------------------------------------------------------------------------------------
     End of period                                            $411,850,160    $266,694,424    $55,228,964    $19,521,133
------------------------------------------------------------------------------------------------------------------------

* For the period from January 1, 1995 to September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 Mentor Capital Growth
                                                                       Portfolio                 Mentor Strategy Portfolio
                                                              ----------------------------     -----------------------------
                                                                  Year            Year             Year            Period
                                                                 Ended            Ended           Ended            Ended
                                                                9/30/96          9/30/95         9/30/96          9/30/95*
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                $      7,974     $  (107,886)    $   (396,451)    $     32,564
  Net realized gain (loss) on investments and futures
     contracts                                                  16,294,346       5,567,739       24,144,971       13,062,170
  Change in unrealized appreciation (depreciation)               3,307,505       8,926,628       22,559,071       30,325,565
--------------------------------------------------------------------------------------------------------------------------------
  Increase in net assets from operations                        19,609,825      14,386,481       46,307,591       43,420,299
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                                             -               -                -                -
     Class B                                                             -               -                -                -
  Distributions in excess of net investment income
     Class A                                                             -               -                -                -
     Class B                                                             -               -                -                -
  Net realized gain on investments
     Class A                                                      (871,361)     (2,027,725)        (224,749)               -
     Class B                                                    (1,783,019)     (4,095,792)      (3,506,588)               -
--------------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                            (2,654,380)     (6,123,517)      (3,731,337)               -
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from portfolio share transactions     (4,083,713      16,680,084       31,148,786       12,447,061
--------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                               12,871,732      24,943,048       73,725,040       55,867,360
NET ASSETS
     Beginning of period                                        87,229,961      62,286,913      235,141,166      179,273,806
--------------------------------------------------------------------------------------------------------------------------------
     End of period                                            $100,101,693     $87,229,961     $308,866,206     $235,141,166
--------------------------------------------------------------------------------------------------------------------------------


                                                               Mentor Income and Growth          Mentor Municipal Income
                                                                       Portfolio                        Portfolio
                                                              ---------------------------     -----------------------------
                                                                 Year            Year             Year             Year
                                                                 Ended           Ended           Ended            Ended
                                                                9/30/96         9/30/95         9/30/96          9/30/95
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                $ 1,183,705     $ 1,236,537     $  2,945,818     $  3,337,904
  Net realized gain (loss) on investments and futures
     contracts                                                  8,390,313       2,495,422          149,379       (2,056,061)
  Change in unrealized appreciation (depreciation)              3,327,836       5,833,996          320,865        4,099,300
---------------------------------------------------------------------------------------------------------------------------
  Increase in net assets from operations                       12,901,854       9,565,955        3,416,062        5,381,143
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                                     (431,692)       (464,855)      (1,063,836)      (1,233,641)
     Class B                                                     (655,745)       (771,682)      (1,919,043)      (2,106,334)
  Distributions in excess of net investment income
     Class A                                                            -         (38,935)               -                -
     Class B                                                            -         (64,635)               -                -
  Net realized gain on investments
     Class A                                                     (857,221)       (298,324)               -                -
     Class B                                                   (2,018,269)       (712,920)               -                -
---------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                           (3,962,927)     (2,351,351)      (2,982,879)      (3,339,975)
---------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from portfolio share transactions    15,252,843      (1,640,309)      (5,637,324)     (13,301,743)
---------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                              24,191,770       5,574,295       (5,204,141)     (11,260,575)
NET ASSETS
     Beginning of period                                       66,565,811      60,991,516       59,953,179       71,213,754
---------------------------------------------------------------------------------------------------------------------------
     End of period                                            $90,757,581     $66,565,811     $ 54,749,038     $ 59,953,179
---------------------------------------------------------------------------------------------------------------------------

                                       67

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                               Mentor Quality Income            Mentor Short-Duration
                                                     Portfolio                    Income Portfolio
                                            ----------------------------     ---------------------------
                                                Year            Year            Year           Period
                                               Ended            Ended           Ended           Ended
                                              9/30/96          9/30/95         9/30/96        9/30/95*
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income loss                $  5,381,252     $ 5,884,441     $ 1,563,529     $   820,190
  Net realized gain (loss) on
     investments and futures contracts        (1,415,843)     (1,948,938)       (113,895)        258,876
  Change in unrealized appreciation
     (depreciation)                             (937,621)      5,945,462        (364,509)        423,995
--------------------------------------------------------------------------------------------------------
     Increase in net assets from
       operations                              3,027,788       9,880,965       1,085,125       1,503,061
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
       Class A                                (1,580,519)     (1,780,925)       (243,822)         (7,777)
       Class B                                (3,800,733)     (4,084,639)     (1,354,465)       (812,803)
     Distributions in excess of net
       investment income
       Class A                                    (6,680)       (130,142)              -          (2,635)
       Class B                                   (16,065)       (298,487)              -         (39,850)
     Net realized gain on investments
       Class A                                         -               -               -               -
       Class B                                         -               -               -               -
--------------------------------------------------------------------------------------------------------
     Net decrease from distributions          (5,403,997)     (6,294,193)     (1,598,287)       (863,065)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share transactions           (4,919,453)    (24,989,530)     11,607,207       3,088,707
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets             (7,295,662)    (21,402,758)     11,094,045       3,728,703

NET ASSETS
     Beginning of period                      86,626,891     108,029,649      20,872,545      17,143,842
--------------------------------------------------------------------------------------------------------
     End of period                          $ 79,331,229     $86,626,891     $31,966,590     $20,872,545
--------------------------------------------------------------------------------------------------------

* For the period from January 1, 1995 to September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                             Mentor Growth
                                                               Portfolio                  Mentor Perpetual Global Portfolio
                                                          --------------------      ----------------------------------------------
                                                           Year        Period        Year        Year         Period
                                                           Ended       Ended         Ended       Ended        Ended
                                                          9/30/96     9/30/95*      9/30/96     9/30/95     9/30/94(b)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 16.08     $  13.37      $ 15.88     $ 14.23       $14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                              (0.10)       (0.01)       (0.04)       0.05        (0.01)
  Net realized and unrealized gain (loss)
  on investments                                             4.23         2.72         2.82        1.60         0.06
----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                           4.13         2.71         2.78        1.65         0.05

LESS DISTRIBUTIONS
  Dividends from net investment income                          -            -            -           -            -
  Distributions in excess of net investment income              -            -            -           -            -
  Distributions from capital gains                          (1.74)           -        (0.80)          -            -
  Distributions in excess of capital gains                      -            -            -           -            -
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (1.74)           -        (0.80)          -            -
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $ 18.47     $  16.08      $ 17.86     $ 15.88       $14.23
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                29.15%       20.27%       18.40%      11.60%        0.35%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                  $40,272     $ 20,368      $13,098     $ 6,854       $8,882

Ratio of expenses to average net assets                      1.28%        1.36%(a)     1.95%       2.06%        2.09%(a)

Ratio of expenses to average net asset excluding waiver      1.28%        1.36%(a)     1.95%       2.11%        3.18%(a)

Ratio of net investment income (loss) to average net
  assets                                                    (0.39%)      (0.65%)(a)   (0.21%)      0.26%       (0.10%)(a)

Portfolio turnover rate                                       105%          70%         130%        155%           2%

Average commission rate on portfolio transactions         $0.0602                   $0.0320
----------------------------------------------------------------------------------------------------------------------------------

* For the period from June 5, 1995 (initial offering of Class A shares) to September 30, 1995.
(a) Annualized.
(b) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                                  Mentor Capital Growth Portfolio
                                                                -------------------------------------------------------------------
                                                                  Year        Year       Year       Year       Period
                                                                 Ended       Ended       Ended      Ended       Ended
                                                                9/30/96     9/30/95     9/30/94    9/30/93    9/30/92(c)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 16.02     $ 14.88     $ 15.26    $ 14.21     $ 14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.11        0.02        0.09       0.14        0.08
  Net realized and unrealized gain (loss) on investments           3.73        2.91       (0.30)      1.02        0.03
-----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                                 3.84        2.93       (0.21)      1.16        0.11

LESS DISTRIBUTIONS
  Dividends from net investment income                                -           -       (0.04)     (0.11)      (0.08)
  Distributions in excess of net investment income                    -           -           -          -           -
  Distributions from capital gains                                (0.50 )     (1.79)      (0.13)         -           -
  Distributions in excess of capital gains                            -           -           -          -           -
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.50)       (1.79)      (0.17)     (0.11)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $ 19.36     $ 16.02     $ 14.88    $ 15.26     $ 14.21
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                      24.63%      20.18%      (1.37%)     8.21%       0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $31,889     $29,582     $21,181    $31,360     $20,864

Ratio of expenses to average net assets                            1.43%       1.87%       1.70%      1.49%       1.14%(a)

Ratio of expenses to average net asset excluding waiver            1.43%       1.87%       1.70%      1.59%       1.43%(a)

Ratio of net investment income (loss) to average net assets        0.51%       0.27%       0.53%      0.96%       1.54%(a)

Portfolio turnover rate                                              98%        157%        149%       192%         61%

Average commission rate on portfolio transactions               $0.0688
-----------------------------------------------------------------------------------------------------------------------------------

* For the period from June 5, 1995 (initial offering of Class A shares) to September 30, 1995
**  Reflects net investment income (loss) which was under $0.01 per share.
(a) Annualized.
(c) Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992
(d) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   Mentor Strategy Portfolio
                                                                -------------------------------
                                                                  Year             Period
                                                                 Ended             Ended
                                                                9/30/96           9/30/95*
-------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 15.24           $  13.45
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.08                  -**
  Net realized and unrealized gain (loss) on investments           2.86               1.79
-------------------------------------------------------------------------------------------------

  Total from investment operations                                 2.94               1.79

LESS DISTRIBUTIONS
  Dividends from net investment income                                -                  -
  Distributions in excess of net investment income                    -                  -
  Distributions from capital gains                                (0.22 )                -
  Distributions in excess of capital gains                            -                  -
-------------------------------------------------------------------------------------------------
  Total distributions                                             (0.22 )                -
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $ 17.96           $  15.24
-------------------------------------------------------------------------------------------------

Total Return                                                      19.36%             13.31%
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $20,372           $ 10,503

Ratio of expenses to average net assets                            1.42%              1.65%(a)

Ratio of expenses to average net asset excluding waiver            1.42               1.65%(a)

Ratio of net investment income (loss) to average net assets        0.62              (0.06%)(a)

Portfolio turnover rate                                             125%               122%

Average commission rate on portfolio transactions               $0.0669
-------------------------------------------------------------------------------------------------


                                                                        Mentor Income and Growth Portfolio
                                                                ---------------------------------------------------
                                                                  Year        Year        Year           Period
                                                                 Ended        Ended       Ended          Ended
                                                                9/30/96      9/30/95     9/30/94       9/30/93(d)
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 17.13      $ 15.27     $ 14.88         $14.14
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.37         0.40        0.31           0.09
  Net realized and unrealized gain (loss) on investments           2.75         2.14        0.64           0.73
-------------------------------------------------------------------------------------------------------------------

  Total from investment operations                                 3.12         2.54        0.95           0.82

LESS DISTRIBUTIONS
  Dividends from net investment income                            (0.35)       (0.40)      (0.30)         (0.08)
  Distributions in excess of net investment income                    -        (0.03)          -              -
  Distributions from capital gains                                (0.74)       (0.25)      (0.26)             -
  Distributions in excess of capital gains                            -            -           -              -
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (1.09)       (0.68)      (0.56)         (0.08)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $ 19.16      $ 17.13     $ 15.27         $14.88
-------------------------------------------------------------------------------------------------------------------

Total Return                                                      19.13%       17.24%       6.54%          5.54%
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $24,210      $19,888     $17,773         $9,849

Ratio of expenses to average net assets                            1.36%        1.69%       1.75%          1.56%(a)

Ratio of expenses to average net asset excluding waiver            1.36%        1.69%       1.75%          1.94%(a)

Ratio of net investment income (loss) to average net assets        2.08%        2.53%       2.20%          2.35%(a)

Portfolio turnover rate                                              72%          62%         78%            13%

Average commission rate on portfolio transactions               $0.0492
-------------------------------------------------------------------------------------------------------------------

                                       71

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                      Mentor Municipal Income Portfolio
                                                    ---------------------------------------------------------------------
                                                      Year          Year          Year          Year          Period
                                                     Ended         Ended         Ended         Ended          Ended
                                                    9/30/96       9/30/95       9/30/94       9/30/93       9/30/92(c)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                $ 14.92       $ 14.42       $ 16.05       $ 14.76        $  14.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.82          0.81          0.82          0.92            0.32
  Net realized and unrealized gain (loss) on
     investments                                       0.12          0.51         (1.54)         1.32            0.47
-------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                     0.94          1.32         (0.72)         2.24            0.79

LESS DISTRIBUTIONS
  Dividends from net investment income                (0.82)        (0.82)        (0.81)        (0.92)          (0.32)
  Distributions in excess of net investment
     income                                               -             -             -         (0.03)              -
  Distributions from capital gains                        -             -         (0.10)            -               -
  Distributions in excess of capital gains                -             -             -             -               -
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.82)        (0.82)        (0.91)        (0.95)          (0.32)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $ 15.04       $ 14.92       $ 14.42       $ 16.05        $  14.76
-------------------------------------------------------------------------------------------------------------------------

Total Return                                           6.46%         9.46%        (4.83%)       16.00%           5.34%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                                    $17,558       $20,460       $25,056       $29,245        $ 18,801

Ratio of expenses to average net assets                1.24%         1.43%         1.24%         0.71%           0.00%(a)

Ratio of expenses to average net asset excluding
  waiver                                               1.24%         1.43%         1.33%         1.39%           1.26%(a)

Ratio of net investment income (loss) to average
  net assets                                           5.47%         5.56%         5.43%         5.92%           6.21%(a)

Portfolio turnover rate                                  46%           43%           87%           88%              0%

Average commission rate on portfolio transactions
-------------------------------------------------------------------------------------------------------------------------

* For the period from June 16, 1995 (initial offering of Class A shares) to September 30, 1995.
(a) Annualized.
(c) Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                   Mentor Quality Income Portfolio
                                                    --------------------------------------------------------------
                                                      Year         Year         Year         Year         Period
                                                     Ended        Ended        Ended        Ended         Ended
                                                    9/30/96      9/30/95      9/30/94      9/30/93      9/30/92(c)
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                $ 13.29      $ 12.75      $  14.04     $ 14.39       $  14.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.89         0.84          0.84        1.06           0.44
  Net realized and unrealized gain (loss) on
     investments                                      (0.37)        0.61         (1.30)      (0.31 )         0.09
---------------------------------------------------------------------------------------------------------------------

  Total from investment operations                     0.52         1.45         (0.46)       0.75           0.53

LESS DISTRIBUTIONS
  Dividends from net investment income                (0.89)       (0.85)       (0.83)        (1.06)        (0.44)
  Distributions in excess of net investment
     income                                           (0.01)        (0.06)           -        (0.04)            -
  Distributions from capital gains                        -            -             -           -              -
  Distributions in excess of capital gains                -            -             -           -              -
---------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.90 )      (0.91)        (0.83)       (1.10)        (0.44)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $ 12.91      $ 13.29      $  12.75     $ 14.04       $  14.39
---------------------------------------------------------------------------------------------------------------------
Total Return                                           4.09%       11.82%        (3.39)%      5.41%          3.37%
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in thousands)                                    $21,092      $24,472      $ 30,142     $47,780       $ 36,740

Ratio of expenses to average net assets                1.05%        1.32%         1.38%       1.04%          0.36%(a)

Ratio of expenses to average net asset excluding
  waiver                                               1.31%        1.36%         1.39%       1.22%          1.21%(a)

Ratio of net investment income (loss) to average
  net assets                                           6.84%        6.73%         6.33%       7.31%          8.00%(a)

Portfolio turnover rate                                 254%         368%          455%        102%             9%

Average commission rate on portfolio transactions
---------------------------------------------------------------------------------------------------------------------


                                                               Mentor
                                                           Short-Duration
                                                          Income Portfolio
                                                      ------------------------
                                                        Year       Period
                                                       Ended        Ended
                                                      9/30/96     9/30/95*
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.68      $ 12.74
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.82         0.22
  Net realized and unrealized gain (loss) on
     investments                                        (0.23)       (0.03)
------------------------------------------------------------------------------

  Total from investment operations                       0.59         0.19

LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.77)       (0.22)
  Distributions in excess of net investment
     income                                                 -        (0.03)
  Distributions from capital gains                          -            -
  Distributions in excess of capital gains                  -            -
------------------------------------------------------------------------------
  Total distributions                                   (0.77)       (0.25)
------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                         $12.50      $ 12.68
------------------------------------------------------------------------------
Total Return                                             4.80%        1.51%
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period
  (in thousands)                                       $7,450      $ 1,002

Ratio of expenses to average net assets                  0.86%        0.71%(a)

Ratio of expenses to average net asset excluding
  waiver                                                 1.26%        1.00%(a)

Ratio of net investment income (loss) to average
  net assets                                             5.90%        4.10%(a)

Portfolio turnover rate                                   411%         126%

Average commission rate on portfolio transactions
------------------------------------------------------------------------------

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                               Mentor Growth Portfolio
                                           ---------------------------------------------------------------
                                             Year        Period        Year         Year          Year
                                            Ended        Ended        Ended        Ended         Ended
                                           9/30/96      9/30/95*     12/31/94     12/31/93      12/31/92
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD       $  16.05     $  12.15     $  13.78     $  12.81      $  12.16
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                (0.17)       (0.13)       (0.15)       (0.08)        (0.06)
  Net realized and unrealized gain
     (loss) on investments                     4.15         4.03        (0.47)        2.07          1.94
----------------------------------------------------------------------------------------------------------

  Total from investment operations             3.98         3.90        (0.62)        1.99          1.88

LESS DISTRIBUTIONS
  Dividends from net investment income            -            -            -            -             -
  Distributions in excess of net
     investment income                            -            -            -            -             -
  Distributions from capital gains            (1.74)           -        (1.00)       (1.02)        (1.23)
  Distributions in excess of capital
     gains                                        -            -        (0.01)           -             -
----------------------------------------------------------------------------------------------------------
Total distributions                           (1.74)           -        (1.01)       (1.02)        (1.23)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD             $  18.29     $  16.05     $  12.15     $  13.78      $  12.81
----------------------------------------------------------------------------------------------------------

Total Return                                  28.18%       32.10%       (4.48%)      15.60%        15.46%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------

Net assets, end of period (in
  thousands)                               $371,578     $246,326     $190,126     $186,978      $136,053

Ratio of expenses to average net assets        2.03%        2.08%(a)     2.01%        2.02%         2.05%

Ratio of expenses to average net asset
  excluding waiver                             2.03%        2.08%(a)     2.01%        2.02%         2.05%

Ratio of net investment income (loss)
  to average net assets                       (1.13%)      (1.20%)(a)    (1.20%)     (1.12%)       (0.76%)

Portfolio turnover rate                         105%          70%          77%          64%           50%

Average commission rate on portfolio
  transactions                             $ 0.0602
----------------------------------------------------------------------------------------------------------

* For the period from January 1, 1995 to September 30, 1995.

(a) Annualized.

(b) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

(c) Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

                                            Mentor Perpetual Global Portfolio
                                           ------------------------------------
                                             Year        Year         Period
                                            Ended        Ended         Ended
                                           9/30/96      9/30/95     9/30/94(b)
------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD       $ 15.67      $ 14.15       $ 14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.05 )      (0.05)        (0.04)
  Net realized and unrealized gain
     (loss) on investments                    2.64         1.57          0.01
------------------------------------------------------------------------------------

  Total from investment operations            2.59         1.52         (0.03)

LESS DISTRIBUTIONS
  Dividends from net investment income           -            -             -
  Distributions in excess of net
     investment income                           -            -             -
  Distributions from capital gains           (0.80)           -             -
  Distributions in excess of capital
     gains                                       -            -             -
------------------------------------------------------------------------------------
Total distributions                          (0.80)           -             -
------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD             $ 17.46      $ 15.67       $ 14.15
------------------------------------------------------------------------------------

Total Return                                 17.39%       10.74%        (0.21%)
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------

Net assets, end of period (in
  thousands)                               $42,131      $12,667       $ 7,987

Ratio of expenses to average net assets       2.70%        2.72%         2.79%(a)

Ratio of expenses to average net asset
  excluding waiver                            2.70%        2.79%         3.93%(a)

Ratio of net investment income (loss)
  to average net assets                      (0.91%)      (0.40%)       (0.82%)(a)

Portfolio turnover rate                        130%         155%            2%

Average commission rate on portfolio
  transactions                             $0.0320
------------------------------------------------------------------------------------



                                                           Mentor Capital Growth Portfolio
                                          ------------------------------------------------------------------
                                            Year        Year        Year        Year           Period
                                           Ended        Ended       Ended       Ended          Ended
                                          9/30/96      9/30/95     9/30/94     9/30/93       9/30/92(c)
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD      $ 15.79      $ 14.80     $ 15.23     $ 14.22        $  14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              (0.04)        0.25       (0.04)       0.05            0.46
  Net realized and unrealized gain
     (loss) on investments                   3.67         2.53       (0.26)       1.02            0.04
------------------------------------------------------------------------------------------------------------

  Total from investment operations           3.63         2.78       (0.30)       1.07            0.50

LESS DISTRIBUTIONS
  Dividends from net investment income          -            -           -       (0.05)          (0.46)
  Distributions in excess of net
     investment income                          -            -           -       (0.01)              -
  Distributions from capital gains          (0.50)       (1.79)      (0.13)          -               -
  Distributions in excess of capital
     gains                                      -            -           -           -               -
------------------------------------------------------------------------------------------------------------
Total distributions                         (0.50)       (1.79)      (0.13)      (0.06)          (0.46)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD            $ 18.92      $ 15.79     $ 14.80     $ 15.23        $  14.22
------------------------------------------------------------------------------------------------------------

Total Return                                23.64%       19.26%      (2.00%)      7.52%           0.61%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------

Net assets, end of period (in
  thousands)                              $68,213      $57,648     $41,106     $57,030        $ 25,468

Ratio of expenses to average net assets      2.18%        2.56%       2.46%       2.24%           1.86%(a)

Ratio of expenses to average net asset
  excluding waiver                           2.18%        2.56%       2.46%       2.34%           2.16%(a)

Ratio of net investment income (loss)
  to average net assets                     (0.24%)      (0.41%)     (0.22%)      0.21%           0.83%(a)

Portfolio turnover rate                         98%        157%        149%        192%             61%

Average commission rate on portfolio
  transactions                             $0.0688
------------------------------------------------------------------------------------------------------------

                                       75

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                 Mentor Strategy Portfolio
                                              ---------------------------------------------------------------
                                                 Year            Period          Year            Period
                                                 Ended           Ended          Ended             Ended
                                                9/30/96         9/30/95*       12/31/94        12/31/93(d)
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD           $   15.21        $  12.24       $  12.70         $   12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     (0.03)              -          (0.06)                -
  Net realized and unrealized gain (loss)
     on investments                                 2.83            2.97          (0.40)             0.20
-------------------------------------------------------------------------------------------------------------

  Total from investment operations                  2.80            2.97          (0.46)             0.20

LESS DISTRIBUTIONS
  Dividends from net investment income                 -               -              -                 -
  Distributions in excess of net
     investment income                                 -               -              -                 -
  Distributions from capital gains                 (0.22)              -              -                 -
  Distributions in excess of capital gains             -               -              -                 -
-------------------------------------------------------------------------------------------------------------
  Total distributions                              (0.22)              -              -                 -
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $   17.79        $  15.21       $  12.24         $   12.70
-------------------------------------------------------------------------------------------------------------

Total Return                                       18.48%          24.26%         (3.61%)            1.60%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $ 288,494        $224,643       $179,274         $ 122,177

Ratio of expenses to average net assets             2.19%           2.31%(a)       2.19%             2.06%(a)

Ratio of expenses to average net asset
  excluding waiver                                  2.19%           2.31%(a)       2.19%             2.06%(a)

Ratio of net investment income (loss) to
  average net assets                               (0.19%)          0.02%(a)      (0.54%)            0.08%(a)

Portfolio turnover rate                              125%            122%           143%                0%

Average commission rate on portfolio
  transactions                                 $  0.0669
-------------------------------------------------------------------------------------------------------------

*  For the period from January 1, 1995 to September 30, 1995.

(a) Annualized.

(c) Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

(d) Reflects operations for the period of October 29, 1993 (commencement of operations), to December 31, 1993.

(e) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       Mentor Income and Growth Portfolio
                                               --------------------------------------------------
                                                 Year         Year         Year         Period
                                                Ended        Ended        Ended          Ended
                                               9/30/96      9/30/95      9/30/94      9/30/93(e)
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD           $ 17.14      $ 15.28      $ 14.91        $ 14.14
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.23         0.28         0.21           0.05
  Net realized and unrealized gain (loss)
     on investments                               2.76         2.14         0.61           0.77
------------------------------------------------------------------------------------------------------

  Total from investment operations                2.99         2.42         0.82           0.82

LESS DISTRIBUTIONS
  Dividends from net investment income           (0.21)       (0.28)       (0.19)         (0.05)
  Distributions in excess of net
     investment income                               -        (0.03)           -              -
  Distributions from capital gains               (0.74 )      (0.25)       (0.26)             -
  Distributions in excess of capital gains           -            -            -              -
------------------------------------------------------------------------------------------------------
  Total distributions                            (0.95)       (0.56)       (0.45)         (0.05)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $ 19.18      $ 17.14      $ 15.28        $ 14.91
------------------------------------------------------------------------------------------------------
Total Return                                     18.26%       16.32%        5.66%          5.54%
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $66,548      $46,678      $43,219        $18,127

Ratio of expenses to average net assets           2.13%        2.43%        2.44%          2.31%(a)

Ratio of expenses to average net asset
  excluding waiver                                2.13%        2.43%        2.44%          2.69%(a)

Ratio of net investment income (loss) to
  average net assets                              1.32%        1.78%        1.51%          1.60%(a)

Portfolio turnover rate                             72%          62%          78%            13%

Average commission rate on portfolio
  transactions                                 $0.0492
------------------------------------------------------------------------------------------------------

                                                              Mentor Municipal Income Portfolio
                                               ----------------------------------------------------------------
                                                 Year        Year        Year        Year           Period
                                                Ended        Ended       Ended       Ended          Ended
                                               9/30/96      9/30/95     9/30/94     9/30/93       9/30/92(c)
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.95      $ 14.43     $ 16.06     $ 14.78        $  14.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.75         0.74        0.74        0.82            0.29
  Net realized and unrealized gain (loss)
     on investments                               0.11         0.52       (1.54)       1.32            0.49
---------------------------------------------------------------------------------------------------------------

  Total from investment operations                0.86         1.26       (0.80)       2.14            0.78

LESS DISTRIBUTIONS
  Dividends from net investment income           (0.76)       (0.74)      (0.73)      (0.82)          (0.29)
  Distributions in excess of net
     investment income                               -            -           -       (0.04)              -
  Distributions from capital gains                   -            -       (0.10)          -               -
  Distributions in excess of capital gains           -            -           -           -               -
---------------------------------------------------------------------------------------------------------------
  Total distributions                            (0.76)       (0.74)      (0.83)      (0.86)          (0.29)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $ 15.05      $ 14.95     $ 14.43     $ 16.06        $  14.78
---------------------------------------------------------------------------------------------------------------
Total Return                                     5.87%        9.01%      (5.34%)     15.27%            5.28%
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $37,191      $39,493     $46,157     $50,976        $ 24,265

Ratio of expenses to average net assets           1.74%       1.92%       1.74%       1.21%            0.50%(a)

Ratio of expenses to average net asset
  excluding waiver                                1.74%       1.92%       1.86%       1.89%            1.76%(a)

Ratio of net investment income (loss) to
  average net assets                              4.95%       5.07%       4.93%       5.42%            5.80%(a)

Portfolio turnover rate                            46%          43%         87%         88%               0%

Average commission rate on portfolio
  transactions
---------------------------------------------------------------------------------------------------------------

                                       77

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                   Mentor Quality Income Portfolio
                                              --------------------------------------------------------------------------
                                                Year         Year         Year         Year         Period
                                               Ended        Ended        Ended        Ended         Ended
                                              9/30/96      9/30/95      9/30/94      9/30/93      9/30/92(c)
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.31      $ 12.76      $ 14.06      $  14.40      $  14.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.84         0.79         0.82          0.99          0.41
  Net realized and unrealized gain (loss)
     on investments                             (0.38)        0.61        (1.37)        (0.31)         0.10
------------------------------------------------------------------------------------------------------------------------

Total from investment operations                 0.46         1.40        (0.55)         0.68          0.51

LESS DISTRIBUTIONS
  Dividends from net investment income          (0.84)       (0.79)       (0.75)        (0.99)        (0.41)
  Distributions in excess of net investment
     income                                         -        (0.06)           -         (0.03)            -
  Distributions from capital gains                  -            -            -             -             -
  Distributions in excess of capital gains          -            -            -             -             -
------------------------------------------------------------------------------------------------------------------------
  Total distributions                           (0.84)       (0.85)       (0.75)        (1.02)        (0.41)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.93      $ 13.31      $ 12.76      $  14.06      $  14.40
------------------------------------------------------------------------------------------------------------------------

Total Return                                     3.57%       11.33%       (3.97%)        4.86%         3.24%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)      $58,239      $62,155      $77,888      $127,346      $ 65,661

Ratio of expenses to average net assets          1.55%        1.74%        1.88%         1.54%         0.83%(a)

Ratio of expenses to average net asset
  excluding waiver                               1.81%        1.79%        1.90%         1.72%         1.67%(a)

Ratio of net investment income (loss) to
  average net assets                             6.36%        6.24%        6.21%         6.81%         7.53%(a)

Portfolio turnover rate                           254%         368%         455%          102%            9%

Average commission rate on portfolio
  transactions
------------------------------------------------------------------------------------------------------------------------

(a) Annualized.

(c) Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                                Mentor Short-Duration Income Portfolio
                                                                            ----------------------------------------------
                                                                             Year         Period             Period
                                                                             Ended        Ended               Ended
                                                                            9/30/96      9/30/95*          12/31/94(f)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 12.67      $ 12.18             $ 12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                 0.72         0.59                0.41
  Net realized and unrealized gain (loss) on investments                      (0.16)        0.52               (0.29)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               0.56         1.11                0.12

LESS DISTRIBUTIONS
  Dividends from net investment income                                        (0.73)       (0.59)              (0.41)
  Distributions in excess of net investment income                                -        (0.03)              (0.03)
  Distributions from capital gains                                                -            -                   -
  Distributions in excess of capital gains                                        -            -                   -
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         (0.73)       (0.62)              (0.44)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $ 12.50      $ 12.67             $ 12.18
--------------------------------------------------------------------------------------------------------------------------

Total Return                                                                   4.53%        9.22%               0.95%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $24,517      $19,871             $17,144

Ratio of expenses to average net assets                                        1.16%        1.20%(a)            1.29%(a)

Ratio of expenses to average net asset excluding waiver                        1.56%        1.70%(a)            1.29%(a)

Ratio of net investment income (loss) to average net assets                    5.60%        5.04%(a)            4.90%(a)

Portfolio turnover rate                                                         411%         126%                166%

Average commission rate on portfolio transactions
--------------------------------------------------------------------------------------------------------------------------

*   For the period from January 1, 1995 to September 30, 1995.

(f) Reflects operations for the period from April 29, 1994 (commencement of operations), to December 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1: ORGANIZATION
Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On April 12, 1995, the name of the Trust was changed to Mentor Funds ("Mentor Funds"). On April 12, 1995, the portfolios of Mentor Series Trust were merged into newly formed portfolios of Mentor Funds. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1996, as follows:

     Mentor Growth Portfolio
        ("Growth Portfolio")
     Mentor Perpetual Global Portfolio
        ("Global Portfolio")
     Mentor Capital Growth Portfolio
        ("Capital Growth Portfolio")
     Mentor Strategy Portfolio
        ("Strategy Portfolio")
     Mentor Income and Growth Portfolio
        ("Income and Growth Portfolio")
     Mentor Municipal Income Portfolio
        ("Municipal Income Portfolio")
     Mentor Quality Income Portfolio
        ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio
        ("Short-Duration Income Portfolio")
     Mentor Balanced Portfolio
        ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The Balanced Portfolio is not currently being offered to new investors. These financial statements do not include the Balanced Portfolio.

Mentor Funds currently issues two classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio and Municipal Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

(a) Valuation of Securities

Listed securities held by the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

U.S. Government obligations held by the Quality Income Portfolio, Short-Duration Income Portfolio and Income and Growth Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements

It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Borrowings

Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.

The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the year ended
September 30, 1996, was approximately $1,228,251 or $0.55 per share based on average shares outstanding during the period at a weighted average interest rate of 5.44%. The maximum amount of borrowings outstanding for any day during the period was $8,001,222 (including accrued interest), as of February 29, 1996, at an interest rate of 5.50% and was 22.21% of total assets.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(d) Dollar Roll Transactions

Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

(e) Security Transactions and Investment Income

Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.

(f) Federal Income Taxes

No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

At September 30, 1996, Quality Income Portfolio for federal tax purposes, had capital loss carryforwards of approximately $13,500,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $820,000 in 2001, $3,680,000 in 2002, $7,320,000 in 2003 and $1,680,000 in 2004.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

At September 30, 1996, Municipal Income Portfolio for federal tax purposes, had capital loss carryforwards of approximately $2,510,000. Pursuant to the Internal revenue Code, such capital loss carryforwards expire as follows: $895,000 in 2003 and $1,615,000 in 2004.

Capital loss carryforwards reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.

(g) When-Issued and Delayed Delivery Transactions

The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

(h) Futures Contracts

In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts. The Portfolios may also buy or write put or call options on these futures contracts.

The Portfolios generally sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.

Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the year ended September 30, 1996, Municipal Income Portfolio, Quality Income Portfolio, and Short-Duration Income Portfolio had realized losses of $262,489, $932,762, and $24,106 respectively on closed futures contracts.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

(i) Options

In order to produce incremental earnings or protect against changes in the value of portfolio securities, Quality Income Portfolio and Short-Duration Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the year ended September 30, 1996, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio had realized losses of $49,245, $82,978, and $25,016 respectively on closed options contracts.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

(j) Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investment in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets. The Portfolios will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolios' objective of achieving high monthly income through providing a means of economic leverage.

(k) Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

(l) Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio on the record date. Dividends are declared and paid semi-annually to all shareholders invested in Capital Growth Portfolio on the record date, dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to the Mentor. Capital gains realized by each Portfolio, if any, are paid annually.

NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS Commonwealth Advisors, Inc., the Portfolios' investment adviser ("Investment Adviser"), receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the respective Portfolio: Capital Growth Portfolio, 0.80%; Quality Income Portfolio, 0.60%; Municipal Income Portfolio, 0.60%; and Income and Growth Portfolio, 0.75%.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The Investment Adviser pays Van Kampen, the sub-adviser to the Municipal Income Portfolio, an annual fee of 0.30% of average daily net assets. As of September 1, 1996, the sub-adviser reduced the rate at which fees are paid to it by the Investment Adviser to an annual rate of 0.25% of the first $60 million of average daily net assets and 0.20% of the Portfolio's average net assets over $60 million. Wellington, the sub-adviser to the Income and Growth Portfolio, receives from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's average daily net assets as follows: 0.325% on the first $50 million of average net assets, 0.275% on the next $150 million, 0.225% on the next $300 million, and 0.200% on average net assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.

The Growth Portfolio has entered into an Investment Advisory Agreement with Charter Asset Management, Inc. ("Charter"), a wholly-owned subsidiary of Mentor Investment Group, Inc., ("Mentor") which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Under this agreement, Charter's management fee is accrued daily and paid monthly at an annual rate of 0.70% applied to the average daily net assets of the Portfolio.

The Strategy Portfolio has entered into an Investment Advisory Agreement with Wellesley Advisors, Inc. ("Wellesley"), a wholly-owned subsidiary of Mentor. Under this agreement, Wellesley's management fee is accrued daily and paid monthly at an annual rate of 0.85% applied to the average daily net assets of the Portfolio.

The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual plc., a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio.

The Short-Duration Income Portfolio has entered into an Investment Advisory Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor. Under this agreement, Commonwealth's management fee is accrued daily and paid monthly at an annual rate of 0.50% applied to the average daily net assets of the Portfolio.

Effective November 1, 1996, Commonwealth Advisors, Inc., Charter Asset Management, Inc. and Wellesley Advisors, Inc. were reorganized into Commonwealth Investment Counsel, Inc.,

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

which then became Mentor Investment Advisors, LLC ("Mentor Advisors"). Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC (formerly, Mentor Investment Group, Inc.). Mentor Investment Group, LLC is a subsidiary of Wheat First Butcher Singer, Inc.

Also effective November 1, 1996, EVEREN Capital Corporation, a previously unrelated broker dealer, acquired a 20% ownership interest in Mentor Investment Group, LLC from Wheat First Butcher Singer, Inc. As part of the acquisition agreement, EVEREN may acquire additional ownership based principally on the amount of Mentor Investment Group, LLC's revenues derived from clients of EVEREN Securities, Inc. and assets attributable to its affiliates.

For the year ended September 30, 1996 the Investment Adviser and sub-advisers, Charter, Wellesley and Commonwealth earned and voluntarily waived the following advisory fees:

                                           Adviser
                                            Fees
                           Adviser       Voluntarily     Sub Adviser
      Portfolio              Fees          Waived           Fees
--------------------------------------------------------------------
Growth                    $2,313,470              -               -
Global                       368,592              -               -
Capital Growth               728,536              -               -
Strategy                   2,287,369              -               -
Income and Growth            575,647              -       $ 236,071
Municipal Income             344,784              -         172,392
Quality Income               495,545      $ 217,329               -
Short-Duration Income        138,400         83,567               -

--------------------------------------------------------------------

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the year ended September 30, 1996, Mentor earned the following administrative fees:

                                             Administrative
                          Administrative          Fee
                               Fee            Voluntarily
      Portfolio               Earned             Waived
-----------------------------------------------------------
Growth                       $330,496                  -
Global                         33,508                  -
Capital Growth                 91,067                  -
Strategy                      269,102                  -
Income and Growth              76,753                  -
Municipal Income               57,464                  -
Quality Income                 82,591                  -
Short-Duration Income          27,680           $ 27,680

-----------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Charter, Wellesley, and Commonwealth have agreed to reimburse the Portfolios for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolios. The most stringent state expense limitation applicable to the Portfolios requires reimbursement of expenses not including expenses under the Portfolios' Distribution Plan, in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the year ended September 30, 1996, no reimbursement from Charter, Wellesley or Commonwealth was required as a result of such state expense limitations.

In addition, the Portfolios provide direct reimbursement to Mentor for certain accounting, legal, blue sky and operations related costs not covered under the Investment Management Agreement. For the year ended September 30, 1996, the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio paid $23,289, $2,752, $5,901, $17,744, $5,210, $3,465, $5,005, and $1,842, respectively to Mentor for these direct reimbursements.

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, Inc. ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Effective November 1, 1996, Mentor Distributors became Mentor Distributors, LLC.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class B shares owned by their clients or customers.

Mentor Funds has adopted a Shareholder
Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended September 30, 1996, distribution fees and shareholder servicing fees were as follows:

                                               Shareholder
                          Distribution        Servicing Fees
      Portfolio               Fees         Class A     Class B
---------------------------------------------------------------
Growth                     $2,260,899      $80,690     $745,549
Global                        183,636       19,855       63,916
Capital Growth                458,606       72,458      155,210
Strategy                    1,910,928       44,177      628,579
Income and Growth             411,096       51,223      140,659
Municipal Income              190,043       46,017       97,643
Quality Income                298,041       55,094      151,383
Short-Duration Income          70,827       15,971       53,229

---------------------------------------------------------------

NOTE 6: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the year ended September 30, 1996, were as follows:

      Portfolio            Purchases          Sales
-------------------------------------------------------
Growth                    $344,812,435     $304,600,182
Global                      69,752,090       40,762,570
Capital Growth              85,067,355       97,757,062
Strategy                   291,829,295      286,405,905
Income and Growth           60,558,554       52,162,734
Municipal Income            25,685,173       30,665,695
Quality Income             206,317,542      199,038,469
Short-Duration Income      122,150,195      110,731,556

-------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 7: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $316,695,993, for Growth Portfolio, $51,479,468 for Global Portfolio, $86,381,865 for Capital Growth Portfolio, $247,450,844 for
Strategy Portfolio, $80,342,488 for Income and Growth Portfolio, $51,266,294 for Municipal Income Portfolio, $95,245,051 for Quality Income Portfolio and $35,036,969 for Short-Duration Income Portfolio at September 30, 1996. Gross unrealized appreciation and depreciation of investments at September 30, 1996, based on such costs were as follows:

                                                                 Net
                             Gross            Gross           Unrealized
                           Unrealized       Unrealized       Appreciation
      Portfolio           Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------
Growth                    $105,763,324     $(6,764,897)      $ 98,998,427
Global                       5,045,620      (1,569,353)         3,476,267
Capital Growth              13,999,832        (154,560)        13,845,272
Strategy                    60,930,911        (627,456)        60,303,455
Income and Growth           11,910,257      (2,532,372)         9,377,885
Municipal Income             3,105,640        (164,540)         2,941,100
Quality Income                 507,959        (947,184)          (439,225)
Short-Duration Income           66,358        (168,931)          (102,573)
--------------------------------------------------------------------------

NOTE 8: FORWARD CONTRACTS
In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1996 Global Portfolio had outstanding forward contracts as set forth below.

                                                                                  Net Unrealized
                                           Contracts to           In Exchange     Appreciation/
Settlement Date                          Deliver/Receive              For         (Depreciation)
------------------------------------------------------------------------------------------------
Purchases
  10/1/96        German Mark             325,658     $212,787      $  213,553        $   (766)
  10/1/96        Italian Lira        347,398,971      226,399         228,080          (1,681)
Sales
  10/1/96        Japanese Yen         18,530,650      167,229         166,411             818
------------------------------------------------------------------------------------------------
Net Unrealized Depreciation
  on Forward Contracts                                                               $ (1,629)
------------------------------------------------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                 Year   Mentor Growth Portfolio Period
                                                             Ended 9/30/96                   Ended 9/30/95
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A*:
Shares sold                                            1,900,420     $ 31,071,851      1,270,059     $ 19,846,126
Shares issued upon reinvestment of distributions         159,334        2,229,091              -                -
Shares redeemed                                       (1,145,852)     (19,021,763)        (3,410)         (53,044)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                           913,902     $ 14,279,179      1,266,649     $ 19,793,082
                                                      -----------------------------------------------------------
CLASS B**:
Shares sold                                            4,577,893     $ 75,279,336      2,282,441     $ 32,813,557
Shares issued upon reinvestment of distributions       1,885,731       26,287,441              -                -
Shares redeemed                                       (1,493,872)     (24,469,011)    (2,585,359)     (37,845,400)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         4,969,752     $ 77,097,766       (302,918)    $ (5,031,843)
                                                      -----------------------------------------------------------

                                                                Mentor Perpetual Global Portfolio
                                                                Year                          Year
                                                            Ended 9/30/96                Ended 9/30/95
                                                       Shares         Dollars        Shares        Dollars
                                                      ------------------------------------------------------
CLASS A:
Shares sold                                             412,686     $ 7,129,198      142,470     $ 2,073,646
Shares issued upon reinvestment of distributions         21,809         331,049           --              --
Shares redeemed                                        (132,328)     (2,244,328)    (335,189)     (4,810,857)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                          302,167     $ 5,215,919     (192,719)    $(2,737,211)
                                                      ------------------------------------------------------
CLASS B:
Shares sold                                           1,723,938     $29,034,247      417,981     $ 6,078,915
Shares issued upon reinvestment of distributions         45,012         672,932           --              --
Shares redeemed                                        (164,743)     (2,742,660)    (174,218)     (2,478,417)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                        1,604,207     $26,964,519      243,763     $ 3,600,498
                                                      ------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  Mentor Capital Growth Portfolio
                                                                Year                           Year
                                                            Ended 9/30/96                 Ended 9/30/95
                                                       Shares        Dollars         Shares         Dollars
                                                      --------------------------------------------------------
CLASS A:
Shares sold                                            148,975     $  2,580,775       100,226     $    949,902
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio~                         -                -       671,791       10,681,477
Shares issued upon reinvestment of distributions        53,208          849,718       125,218        1,954,221
Shares redeemed                                       (401,455)      (6,845,340)     (473,840)      (7,405,251)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                        (199,272)    $ (3,414,847)      423,395     $  6,180,349
                                                      --------------------------------------------------------
CLASS B:
Shares sold                                            635,818     $ 10,950,459       329,014     $  1,869,220
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio~                         -                -     1,255,213       19,669,182
Shares issued upon reinvestment of distributions       111,273        1,748,109       256,857        3,961,731
Shares redeemed                                       (793,484)     (13,367,434)     (968,058)     (15,000,398)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                         (46,393)    $   (668,866)      873,026     $ 10,499,735
                                                      --------------------------------------------------------

                                                                 Year  Mentor Strategy PortfolioPeriod
                                                             Ended 9/30/96                   Ended 9/30/95
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A*:
Shares sold                                              625,652     $ 10,425,353        690,271     $ 10,122,356
Shares issued upon reinvestment of distributions          12,905          221,980              -                -
Shares redeemed                                         (192,977)      (3,147,176)        (1,062)         (15,555)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                           445,580     $  7,500,157        689,209     $ 10,106,801
                                                      -----------------------------------------------------------
CLASS B**:
Shares sold                                            2,946,568     $ 48,230,745      2,247,821     $ 31,437,475
Shares issued upon reinvestment of distributions         201,006        3,417,749          1,708           20,979
Shares redeemed                                       (1,706,367)     (27,999,865)    (2,121,049)     (29,118,194)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,441,207     $ 23,648,629        128,480     $  2,340,260
                                                      -----------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 Mentor Income and Growth Portfolio
                                                                 Year                           Year
                                                             Ended 9/30/96                  Ended 9/30/95
                                                        Shares         Dollars         Shares        Dollars
                                                      ---------------------------------------------------------
CLASS A:
Shares sold                                              193,095     $  3,508,748      255,128     $  3,928,730
Shares issued upon reinvestment of distributions          69,612        1,186,199       49,436          741,971
Shares redeemed                                         (160,516)      (2,896,387)    (307,376)      (4,818,528)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           102,191     $  1,798,560       (2,812)    $   (147,827)
                                                      ---------------------------------------------------------
CLASS B:
Shares sold                                            1,025,114     $ 18,562,371      602,055     $  9,529,693
Shares issued upon reinvestment of distributions         150,385        2,545,180       98,685        1,467,195
Shares redeemed                                         (428,846)      (7,653,268)    (806,196)     (12,489,370)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           746,653     $ 13,454,283     (105,456)    $ (1,492,482)
                                                      ---------------------------------------------------------

                                                                Mentor Municipal Income Portfolio
                                                                Year                         Year
                                                           Ended 9/30/96                 Ended 9/30/95
                                                       Shares        Dollars        Shares        Dollars
                                                      ------------------------------------------------------
CLASS A
Shares sold                                             53,174     $   797,588       71,110     $  1,021,048
Shares issued upon reinvestment of distributions        36,380         547,438       45,425          658,265
Shares redeemed                                       (291,238)     (4,349,702)    (483,463)      (6,926,047)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                        (201,684)    $(3,004,676)    (366,928)    $ (5,246,734)
                                                      ------------------------------------------------------
CLASS B:
Shares sold                                            240,061     $ 3,594,252      247,851     $  3,605,763
Shares issued upon reinvestment of distributions        75,360       1,135,186       99,198        1,439,916
Shares redeemed                                       (488,067)     (7,362,086)    (903,907)     (13,100,688)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                        (172,646)    $(2,632,648)    (556,858)    $ (8,055,009)
                                                      ------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                    Mentor Quality Income Portfolio
                                                                 Year                            Year
                                                             Ended 9/30/96                   Ended 9/30/95
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A:
Shares sold                                              261,361     $  3,431,466        132,285     $  1,706,716
Shares issued upon reinvestment of distributions          65,422          864,412         89,969        1,159,149
Shares redeemed                                         (533,765)      (6,992,390)      (745,107)      (9,570,406)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                          (206,982)    $ (2,696,512)      (522,853)    $ (6,704,541)
                                                      -----------------------------------------------------------
CLASS B:
Shares sold                                              765,460     $ 10,058,721        421,513     $  5,506,753
Shares issued upon reinvestment of distributions         177,855        2,348,000        223,602        2,883,354
Shares redeemed                                       (1,108,119)     (14,629,662)    (2,078,944)     (26,675,096)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                          (164,804)    $ (2,222,941)    (1,433,829)    $(18,284,989)
                                                      -----------------------------------------------------------

                                                               Mentor Short-Duration Income Portfolio
                                                                Year                          Period
                                                            Ended 9/30/96                 Ended 9/30/95
                                                       Shares         Dollars         Shares         Dollars
                                                      --------------------------------------------------------
CLASS A*:
Shares sold                                             626,588     $ 7,923,068         80,087     $ 1,015,595
Shares issued upon reinvestment of distributions         15,339         193,207            322           4,089
Shares redeemed                                        (124,945)     (1,577,491)        (1,399)        (17,786)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                          516,982     $ 6,538,784         79,010     $ 1,001,898
                                                      --------------------------------------------------------
CLASS B**:
Shares sold                                           1,146,855     $14,558,230      1,116,509     $14,138,694
Shares issued upon reinvestment of distributions         88,449       1,119,155         56,501         708,003
Shares redeemed                                        (841,749)    (10,608,962)    (1,011,667)    (12,759,888)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                          393,555     $ 5,068,423        161,343     $ 2,086,809
                                                      --------------------------------------------------------

* For the period from June 5, 1995 (issuance of Class A shares) to September 30, 1995.
**   For the period from January 1, 1995 to September 30, 1995.
~ On September 27, 1995, Capital Growth Portfolio acquired the net assets of Mentor/Cambridge Growth Portfolio in exchange for Class A and Class B shares of the Capital Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Mentor/Cambridge Growth Portfolio on September 21, 1995. The acquisition was accomplished by a tax free exchange of 1,927,004 shares of the Capital Growth Portfolio for the net assets of Mentor/Cambridge Growth Portfolio. The net assets of Mentor/Cambridge Growth Portfolio on that date including $3,953,496 of unrealized appreciation on investments, were combined with Capital Growth Portfolio. The aggregate net assets of Capital Growth Portfolio and Mentor/Cambridge Growth Portfolio immediately before the acquisition were $56,351,987 and $30,350,659, respectively. The net assets of Capital Growth Portfolio immediately after the acquisition were $86,702,646.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Growth Portfolio, Perpetual Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio, and Short-Duration Income Portfolio, portfolios of Mentor Funds (the Funds) as of September 30, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (pages 64 to 68) and the financial highlights for Class A Shares and Class B Shares for each of the years or periods in the five-year period then ended (pages 69 to 79). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, Perpetual Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio, and Short-Duration Income Portfolio, portfolios of Mentor Funds as of September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods as indicated on pages 64 to 68, and the financial highlights for each of the years or periods as indicated on pages 69 to 79, in conformity with generally accepted accounting principles.
                                       /s/ KPMG Peat Marwick LLP
                                       --------------------------
                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 8, 1996

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
         Chairman and Chief Executive Officer
         Mentor Investment Group, LLC

ARNOLD H. DREYFUSS, TRUSTEE
         Former Chairman
         and Chief Executive Officer
         Hamilton Beach/Proctor-Silex, Inc.

THOMAS F. KELLER, TRUSTEE
         Former Dean, Fuqua School of Business
         Duke University

LOUIS W. MOELCHERT, JR., TRUSTEE
         Vice President for Business & Finance
         University of Richmond

STANLEY F. PAULEY, JR., TRUSTEE
         Chairman and Chief Executive Officer
         Carpenter Company

TROY A. PEERY, JR., TRUSTEE
         President
         Heilig-Meyers Company

PETER J. QUINN, JR., TRUSTEE
         Managing Director
         Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
         Managing Director
         Mentor Investment Group, LLC

TERRY L. PERKINS, TREASURER
         Senior Vice President
         Mentor Investment Group, LLC

JOHN M. IVAN, SECRETARY
         Managing Director
         and Assistant General Counsel
         Wheat First Butcher Singer, Inc.

MICHAEL A. WADE, ASSISTANT TREASURER
         Vice President
         Mentor Investment Group, LLC

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                            RICHMOND, VIRGINIA 23219
                                 1-800-382-0016

                        This report is authorized for
                        distribution to prospective
                        investors only when preceded or
                        accompanied by a Mentor Fund
                        Prospectus, which contains
                        complete information about
                        fees, sales charges and
                        expenses. Please read it
                        carefully before you invest or
                        send money.